UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2022

Date of reporting period:	11/30/2022

Item 1 – Reports to Stockholders

PGIM JENNISON FINANCIAL SERVICES FUND

ANNUAL REPORT

NOVEMBER 30, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks fell sharply for most of 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. However, they began rallying in October on optimism that the Fed might slow the pace of future rate hikes. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts as well as stocks in international developed and emerging markets.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Financial Services Fund

January 13, 2023

PGIM Jennison Financial Services Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-15.72	6.09	6.86	—

(without sales charges)	-10.81	7.30	7.46	—

Class C

(with sales charges)	-12.32	6.50	6.69	—

(without sales charges)	-11.53	6.50	6.69	—

Class R

(without sales charges)	-11.05	7.00	7.21	—

Class Z

(without sales charges)	-10.57	7.62	7.79	—

Class R6

(without sales charges)	-10.51	N/A	N/A	6.14 (01/26/2018)

S&P Composite 1500 Financials Index

	-1.76	7.77	13.14	—

S&P Composite 1500 Index

	-8.80	10.68	13.19	—

Average Annual Total Returns as of 11/30/22 Since Inception (%)

Class R6 (01/26/2018)

S&P Composite 1500 Financials Index	6.37

S&P Composite 1500 Index	9.63

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Financials Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2012) and the account values at the end of the current fiscal year (November 30, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Financial Services Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P Composite 1500 Financials Index*—The S&P Composite 1500 Financials Index is an unmanaged index that comprises those companies included in the S&P Composite 1500, an index that combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, that are classified as members of the GICS financials sector.

S&P Composite 1500 Index*—The S&P Composite 1500 Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: the S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of US mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

* The S&P Composite 1500 Financials Index and the S&P Composite 1500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 11/30/22

Ten Largest Holdings	Line of Business	% of Net Assets

JPMorgan Chase & Co.	Diversified Banks	8.9%

Goldman Sachs Group, Inc. (The)	Investment Banking & Brokerage	6.9%

Chubb Ltd.	Property & Casualty Insurance	5.9%

Bank of America Corp.	Diversified Banks	5.8%

KKR & Co., Inc.	Asset Management & Custody Banks	5.4%

Mastercard, Inc. (Class A Stock)	Data Processing & Outsourced Services	5.1%

MetLife, Inc.	Life & Health Insurance	4.8%

Visa, Inc. (Class A Stock)	Data Processing & Outsourced Services	4.4%

Moody’s Corp.	Financial Exchanges & Data	4.1%

RenaissanceRe Holdings Ltd. (Bermuda)	Reinsurance	4.0%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Financial Services Fund     7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Financial Services Fund’s Class Z shares returned –10.57% in the 12-month reporting period that ended November 30, 2022, underperforming the –1.76% return of the S&P Composite 1500 Financials Index (the Index).

What were the market conditions?

•

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

•

US equity markets closed out 2021 at all-time highs. However, rapidly rising inflation spurred the US Federal Reserve (the Fed) to pivot to a tightening stance late in the year, leading to a spike in US Treasury yields and a general repricing of risk.

•

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

•

As the year progressed, stock prices continued to suffer from the impact of the war in Ukraine, unexpectedly high inflation, tightening monetary policy, and declining growth prospects around the globe. A brief summer rebound in equity markets gave way to fresh lows by the end of September 2022, followed by another rebound in October. Price volatility remained elevated, with extreme market reactions to the signals coming from quarterly results as investors rewarded stocks of companies that exceeded lowered expectations and severely punishing those that fell short of expectations.

•

US interest rates continued their move higher following the fourth-successive 0.75% increase in the federal funds rate in early November, with the Fed clearly messaging that more tightening should be expected into 2023. The 10-year US Treasury note yield closed October 2022 at 4.07%, which—combined with declining growth outlooks across the globe—powered a further increase in the value of the US dollar against other major currencies.

What worked?

Industries that contributed the most to absolute performance during the reporting period were insurance and diversified financial services.

•

MetLife Inc., a recognized leader in protection planning and retirement and savings solutions around the world, has established a presence in more than 40 markets globally through organic growth, acquisitions, joint ventures, and other partnerships.MetLife offers life, accident, and health insurance, retirement, and savings products through agents, third-party distributors (such as banks and brokers), and direct marketing channels. MetLife generates solid, high-single-digit earnings growth, with

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shares attractively valued as of the end of the period. The company’s scale makes it one of the most profitable players in the insurance space. The prevailing rising-rate environment and the company’s high-quality balance sheet have also been tailwinds for the stock.

•

Chubb Limited provides insurance products globally, covering property and casualty, accident and health, reinsurance, and life insurance, and is the largest publicly traded property and casualty company in the world. Jennison appreciates the company’s positive fundamentals and strong balance sheet, especially its solid free cash flows that can continue to be used for dividends and share buybacks. Insurance pricing trends remain solid, and Chubb’s scale makes it one of the highest-quality companies in the space.

•

Renaissance RE Holdings Ltd. provides reinsurance and insurance products in the US and internationally. Along with continued, favorable pricing trends, Jennison believes the company can continue to broaden its business reach into more casualty and specialty lines of reinsurance, where its scale is likely to prove an advantage. Like MetLife and Chubb, Renaissance RE is an attractively valued company with a stable, consistent growth profile—attributes the market favors in the current, difficult macro-economic environment.

•

Apollo Global Management Inc., a global, high-growth alternative asset manager, provides asset management services, global wealth management solutions, and retirement services. The company has performed well since Jennison added the stock to the Fund during the period, especially given the low consensus expectations priced into shares earlier in 2022.

What didn’t work?

An underweight allocation to diversified financial services negatively impacted relative performance, while stock selection in capital markets and fintech detracted from both absolute and relative performance during the reporting period.

•

Adyen N.V., an Amsterdam-based global, digital payments company, focuses on technology solutions enabled, in part, by artificial intelligence, machine learning, and data mining. The company has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services. Shares were negatively affected during the period by elevated macro-economic uncertainty and an increase in the discounting mechanism for growth stocks, with companies having the longest-duration business models, like Adyen, proving most vulnerable.

•

KKR & Co. Inc., one of the world’s largest alternative asset managers, holds several hundred billion dollars in assets under management. Pensions and endowments continue to increase their allocation to alternatives, tending to favor the largest and most successful alternative managers. KKR benefits from this trend and is also expanding distribution into the retail market. After a strong rebound from its 2020 low

PGIM Jennison Financial Services Fund     9

Strategy and Performance Overview* (continued)

in 2021, the stock gave back some of those gains during the period on concerns of a possible, hard economic landing and the resulting negative impact on several of its business lines.

•

Bill.com Holdings Inc. is a leading provider of cloud-based software that simplifies, digitizes, and automates complex back-office financial operations for small and midsize businesses (SMBs). The company’s core product focuses on accounts payables for small businesses, cutting bill-paying time in half while keeping track of expenses and integrating with customer accounting and banking systems. The holding is a small weight in the Fund. Like shares of many companies with long-duration, digital-payment business models, the stock proved especially vulnerable to the valuation compression seen during the period.

•

Citigroup Inc. is an industry leader across several global banking and capital markets business units, especially where scale is a competitive advantage. While shares underperformed due to concerns of a potential hard economic landing, Jennison saw no change to its long-term investment thesis for the company. Citigroup’s management team continues to make progress in risk management and operating efficiencies. The company pays a 3%-plus dividend and is expected to continue to repurchase shares over time, leading to higher returns on equity.

Current outlook

•

Uncertainty regarding the near-term path of the economy remains elevated, and the Fed’s commitment to continued rate hikes suggests a challenging economic growth backdrop in the near term. Central banks outside the US are also tightening to tame inflation. The US dollar’s recent surge further clouds the global outlook.

•

Share price declines over the reporting period reflect a combination of an increase in risk aversion and lower equity valuations in the face of higher interest rates. Slowing economic growth and possible recession are leading to lower revenue growth estimates and profit margin assumptions. Jennison has, therefore, reduced earnings forecasts for a number of the Fund’s holdings in the past few months.

•

Nevertheless, in Jennison’s view, the current backdrop remains favorable for global banks, brokers-dealers and asset managers, as capital market activity remains robust and expenses well controlled. Fundamentals appear positive across a broad range of balance sheet, capital, and risk management metrics. Valuations remain very attractive and close to their lower historical bounds on a relative and absolute basis. Scale has become a competitive advantage, and Jennison maintains a positive outlook for business models with a broad reach and higher profitability metrics. Higher interest rates generally translate into higher interest revenue and earnings for banks, though this tendency is largely priced into industry equities.

•	Fundamentals for property and casualty insurance companies are very strong, in Jennison’s view, driven by favorable pricing dynamics, and valuations remain very attractive.

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•

Shares of secular growth companies with defensive attributes (low leverage rates; asset light models; sustainable, high margins; and high free cash flow) have repriced lower and been subject to significant price/earnings multiple compression, especially those of companies with the longest-duration business models. This trend has been driven by higher interest rates and uncertainty regarding a possible hard landing in 2023. Several digital payment and financial technology companies meet these criteria and, despite the current negative sentiment, appear, in Jennison’s view, well positioned over the long term to deliver higher levels of profitability.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Financial Services Fund     11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Financial Services Fund		Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,017.40	1.39%	$ 7.03

	Hypothetical	$1,000.00	$1,018.10	1.39%	$ 7.03
Class C	Actual	$1,000.00	$1,012.90	2.25%	$11.35

	Hypothetical	$1,000.00	$1,013.79	2.25%	$11.36
Class R	Actual	$1,000.00	$1,015.80	1.62%	$ 8.19

	Hypothetical	$1,000.00	$1,016.95	1.62%	$ 8.19
Class Z	Actual	$1,000.00	$1,018.40	1.09%	$ 5.52

	Hypothetical	$1,000.00	$1,019.60	1.09%	$ 5.52
Class R6	Actual	$1,000.00	$1,018.90	1.00%	$ 5.06

	Hypothetical	$1,000.00	$1,020.05	1.00%	$ 5.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2022, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Financial Services Fund     13

Schedule of Investments

as of November 30, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 100.2%

COMMON STOCKS

Application Software 0.4%

Bill.com Holdings, Inc.*	4,744	$571,273

Asset Management & Custody Banks 11.1%

Ares Management Corp. (Class A Stock)	21,617	1,694,557
AssetMark Financial Holdings, Inc.*	38,058	946,122
Blackstone, Inc.	44,489	4,072,078
Bridge Investment Group Holdings, Inc. (Class A Stock)	48,150	734,287
Brightsphere Investment Group, Inc.	23,266	473,696
KKR & Co., Inc.	146,299	7,595,844

		15,516,584

Consumer Finance 4.4%

American Express Co.	16,437	2,590,307
SLM Corp.	200,551	3,501,620

		6,091,927

Data Processing & Outsourced Services 14.3%

Adyen NV (Netherlands), 144A*	1,517	2,389,759
FleetCor Technologies, Inc.*	21,923	4,301,293
Mastercard, Inc. (Class A Stock)	20,121	7,171,124
Visa, Inc. (Class A Stock)	28,523	6,189,491

		20,051,667

Diversified Banks 16.6%

Bank of America Corp.	213,272	8,072,345
Citigroup, Inc.	54,937	2,659,500
JPMorgan Chase & Co.	90,344	12,483,734

		23,215,579

Financial Exchanges & Data 6.4%

Moody’s Corp.	19,412	5,790,017
S&P Global, Inc.	8,875	3,131,100

		8,921,117

Insurance Brokers 6.6%

Marsh & McLennan Cos., Inc.	24,974	4,324,997
Ryan Specialty Holdings, Inc.*	121,003	4,874,001

		9,198,998

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    15

Schedule of Investments (continued)

as of November 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Investment Banking & Brokerage 8.2%

Goldman Sachs Group, Inc. (The)	25,299	$9,769,209
Houlihan Lokey, Inc.	18,171	1,787,118

		11,556,327

Life & Health Insurance 4.8%

MetLife, Inc.	88,086	6,756,196

Mortgage REITs 1.2%

Starwood Property Trust, Inc.	81,152	1,737,464

Other Diversified Financial Services 1.4%

Apollo Global Management, Inc.	28,713	1,992,395

Property & Casualty Insurance 7.9%

Axis Capital Holdings Ltd.	50,210	2,890,088
Chubb Ltd.	37,492	8,232,868

		11,122,956

Regional Banks 12.3%

BankUnited, Inc.	39,619	1,454,810
Eastern Bankshares, Inc.	58,763	1,152,342
Enterprise Financial Services Corp.	32,432	1,697,491
First Bancorp	28,348	1,378,563
Pinnacle Financial Partners, Inc.	17,868	1,498,947
PNC Financial Services Group, Inc. (The)	31,758	5,343,601
Truist Financial Corp.	102,032	4,776,118

		17,301,872

Reinsurance 4.0%

RenaissanceRe Holdings Ltd. (Bermuda)	29,292	5,533,552

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.6%

WSFS Financial Corp.	17,930	$869,784

TOTAL LONG-TERM INVESTMENTS (cost $97,425,164)		140,437,691

TOTAL INVESTMENTS 100.2% (cost $97,425,164)		140,437,691
Liabilities in excess of other assets (0.2)%		(272,170)

NET ASSETS 100.0%		$140,165,521

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR — London Interbank Offered Rate

REITs — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Application Software	$571,273	$—	$—
Asset Management & Custody Banks	15,516,584	—	—
Consumer Finance	6,091,927	—	—
Data Processing & Outsourced Services	17,661,908	2,389,759	—
Diversified Banks	23,215,579	—	—
Financial Exchanges & Data	8,921,117	—	—
Insurance Brokers	9,198,998	—	—
Investment Banking & Brokerage	11,556,327	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    17

Schedule of Investments (continued)

as of November 30, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Life & Health Insurance	$6,756,196	$—	$—
Mortgage REITs	1,737,464	—	—
Other Diversified Financial Services	1,992,395	—	—
Property & Casualty Insurance	11,122,956	—	—
Regional Banks	17,301,872	—	—
Reinsurance	5,533,552	—	—
Thrifts & Mortgage Finance	869,784	—	—

Total	$138,047,932	$2,389,759	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2022 were as follows:

Diversified Banks	16.6%
Data Processing & Outsourced Services	14.3
Regional Banks	12.3
Asset Management & Custody Banks	11.1
Investment Banking & Brokerage	8.2
Property & Casualty Insurance	7.9
Insurance Brokers	6.6
Financial Exchanges & Data	6.4
Life & Health Insurance	4.8
Consumer Finance	4.4

Reinsurance	4.0%
Other Diversified Financial Services	1.4
Mortgage REITs	1.2
Thrifts & Mortgage Finance	0.6
Application Software	0.4

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of November 30, 2022

Assets

Unaffiliated investments (cost $97,425,164)	$140,437,691
Dividends receivable	201,685
Receivable for Fund shares sold	196,880
Tax reclaim receivable	443
Prepaid expenses	1,472

Total Assets	140,838,171

Liabilities

Payable for Fund shares purchased	440,534
Accrued expenses and other liabilities	109,206
Management fee payable	83,492
Distribution fee payable	32,124
Affiliated transfer agent fee payable	5,466
Directors’ fees payable	1,828

Total Liabilities	672,650

Net Assets	$140,165,521

Net assets were comprised of:
Common stock, at par	$77,571
Paid-in capital in excess of par	94,005,501
Total distributable earnings (loss)	46,082,449

Net assets, November 30, 2022	$140,165,521

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund     19

Statement of Assets and Liabilities

as of November 30, 2022

Class A

Net asset value and redemption price per share,
($89,050,485 ÷ 4,921,228 shares of common stock issued and outstanding)	$18.10
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price to public	$19.15

Class C

Net asset value, offering price and redemption price per share,
($9,060,672 ÷ 579,088 shares of common stock issued and outstanding)	$15.65

Class R

Net asset value, offering price and redemption price per share,
($8,735,065 ÷ 484,725 shares of common stock issued and outstanding)	$18.02

Class Z

Net asset value, offering price and redemption price per share,
($27,929,868 ÷ 1,485,670 shares of common stock issued and outstanding)	$18.80

Class R6

Net asset value, offering price and redemption price per share,
($5,389,431 ÷ 286,416 shares of common stock issued and outstanding)	$18.82

See Notes to Financial Statements.

20

Statement of Operations

Year Ended November 30, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$3,010,669
Income from securities lending, net (including affiliated income of $146)	18,146
Affiliated dividend income	375

Total income	3,029,190

Expenses
Management fee	1,138,302
Distribution fee(a)	448,156
Transfer agent’s fees and expenses (including affiliated expense of $61,443)(a)	210,843
Registration fees(a)	69,337
Custodian and accounting fees	48,303
Shareholders’ reports	38,007
Audit fee	23,800
Legal fees and expenses	22,342
Directors’ fees	11,417
Miscellaneous	37,992

Total expenses	2,048,499
Less: Fee waiver and/or expense reimbursement(a)	(5,587)
Distribution fee waiver(a)	(22,762)

Net expenses	2,020,150

Net investment income (loss)	1,009,040

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $597)	4,094,730
Foreign currency transactions	999

4,095,729

Net change in unrealized appreciation (depreciation) on:
Investments	(25,659,583)
Foreign currencies	(349)

(25,659,932)

Net gain (loss) on investment and foreign currency transactions	(21,564,203)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(20,555,163)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	276,457	103,414	68,285	—	—
Transfer agent’s fees and expenses	141,363	14,192	14,387	40,374	527
Registration fees	17,714	13,656	6,580	14,139	17,248
Fee waiver and/or expense reimbursement	—	—	—	—	(5,587)
Distribution fee waiver	—	—	(22,762)	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund     21

Statements of Changes in Net Assets

	Year Ended November 30,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,009,040	$413,513
Net realized gain (loss) on investment and foreign currency transactions	4,095,729	14,724,305
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(25,659,932)	31,799,051

Net increase (decrease) in net assets resulting from operations	(20,555,163)	46,936,869

Dividends and Distributions
Distributions from distributable earnings
Class A	(9,847,959)	(332,141)
Class C	(1,323,503)	—
Class R	(1,004,772)	(20,326)
Class Z	(3,358,342)	(195,616)
Class R6	(776,994)	(389)

	(16,311,570)	(548,472)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	22,826,436	31,146,373
Net asset value of shares issued in reinvestment of dividends and distributions	15,864,122	533,186
Cost of shares purchased	(37,063,630)	(27,214,383)

Net increase (decrease) in net assets from Fund share transactions	1,626,928	4,465,176

Total increase (decrease)	(35,239,805)	50,853,573

Net Assets:

Beginning of year	175,405,326	124,551,753

End of year	$140,165,521	$175,405,326

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares

		Year Ended November 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.44	$16.46	$15.93	$13.87	$14.49
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.05	0.07	0.08	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.39)	6.00	0.55	2.07	(0.49)
Total from investment operations	(2.27)	6.05	0.62	2.15	(0.45)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.09)	(0.03)	(0.17)
Distributions from net realized gains	(1.93)	-	-	(0.06)	-
Total dividends and distributions	(2.07)	(0.07)	(0.09)	(0.09)	(0.17)
Net asset value, end of year	$18.10	$22.44	$16.46	$15.93	$13.87
Total Return(b):	(10.81)%	36.90%	3.87%	15.76%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$89,050	$106,999	$74,696	$81,555	$76,836
Average net assets (000)	$92,152	$99,402	$69,614	$77,111	$84,872
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.34%	1.29%	1.39%	1.38%	1.33%
Expenses before waivers and/or expense reimbursement	1.34%	1.29%	1.39%	1.38%	1.33%
Net investment income (loss)	0.65%	0.25%	0.48%	0.54%	0.30%
Portfolio turnover rate(d)	34%	39%	38%	14%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    23

Financial Highlights (continued)

Class C Shares

			Year Ended November 30,

	2022		2021		2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.79		$14.57		$14.13		$12.37	$12.96
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(b)	(0.09	)(b)	(0.03	)(b)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.09)		5.31		0.47		1.84	(0.44)
Total from investment operations	(2.11)		5.22		0.44		1.82	(0.49)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)		-		(-	)(c)	-	(0.10)
Distributions from net realized gains	(1.93)		-		-		(0.06)	-
Total dividends and distributions	(2.03)		-		(-	)(c)	(0.06)	(0.10)
Net asset value, end of year	$15.65		$19.79		$14.57		$14.13	$12.37
Total Return(d):	(11.53)%		35.83%		3.14%		14.99%	(3.81)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,061		$13,028		$11,366		$15,452	$25,457
Average net assets (000)	$10,341		$13,144		$11,917		$19,307	$29,808
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.14%		2.03%		2.14%		2.09%	2.02%
Expenses before waivers and/or expense reimbursement	2.14%		2.03%		2.14%		2.09%	2.02%
Net investment income (loss)	(0.14)%		(0.47)%		(0.26)%		(0.18)%	(0.39)%
Portfolio turnover rate(f)	34%		39%		38%		14%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R Shares

		Year Ended November 30,

	2022	2021		2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.36	$16.42		$ 15.89	$13.83	$14.47
Income (loss) from investment operations:
Net investment income (loss)	0.07	(-	)(b)(c)	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.38)	5.98		0.54	2.09	(0.50)
Total from investment operations	(2.31)	5.98		0.57	2.12	(0.49)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)		(0.04)	-	(0.15)
Distributions from net realized gains	(1.93)	-		-	(0.06)	-
Total dividends and distributions	(2.03)	(0.04)		(0.04)	(0.06)	(0.15)
Net asset value, end of year	$18.02	$22.36		$ 16.42	$15.89	$13.83
Total Return(d):	(11.05)%	36.47%		3.66%	15.43%	(3.44)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,735	$11,121		$ 9,087	$12,077	$14,966
Average net assets (000)	$9,105	$10,866		$ 9,490	$12,864	$17,663
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.60%	1.56%		1.64%	1.69%	1.59%
Expenses before waivers and/or expense reimbursement	1.85%	1.81%		1.89%	1.94%	1.84%
Net investment income (loss)	0.39%	(0.01)%		0.24%	0.22%	0.05%
Portfolio turnover rate(f)	34%	39%		38%	14%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    25

Financial Highlights (continued)

Class Z Shares

		Year Ended November 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$23.23	$17.03	$16.47	$14.34	$14.97
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.12	0.12	0.13	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.48)	6.19	0.57	2.14	(0.52)
Total from investment operations	(2.30)	6.31	0.69	2.27	(0.42)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.11)	(0.13)	(0.08)	(0.21)
Distributions from net realized gains	(1.93)	-	-	(0.06)	-
Total dividends and distributions	(2.13)	(0.11)	(0.13)	(0.14)	(0.21)
Net asset value, end of year	$18.80	$23.23	$17.03	$16.47	$14.34
Total Return(b):	(10.57)%	37.25%	4.22%	16.18%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,930	$35,907	$29,391	$43,675	$46,317
Average net assets (000)	$30,795	$36,604	$34,346	$40,671	$50,663
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.00%	1.09%	1.04%	1.01%
Expenses before waivers and/or expense reimbursement	1.05%	1.00%	1.09%	1.04%	1.01%
Net investment income (loss)	0.95%	0.56%	0.80%	0.87%	0.64%
Portfolio turnover rate(d)	34%	39%	38%	14%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R6 Shares
	Year Ended November 30,				January 26, 2018(a) through November 30, 2018
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$23.24	$17.05	$16.48	$14.34	$16.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.10	0.13	0.14	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.48)	6.21	0.58	2.14	(1.76)
Total from investment operations	(2.29)	6.31	0.71	2.28	(1.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.12)	(0.14)	(0.08)	-
Distributions from net realized gains	(1.93)	-	-	(0.06)	-
Total dividends and distributions	(2.13)	(0.12)	(0.14)	(0.14)	-
Net asset value, end of period	$18.82	$23.24	$17.05	$16.48	$14.34
Total Return(c):	(10.51)%	37.25%	4.30%	16.25%	(10.38)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,389	$8,350	$12	$11	$9
Average net assets (000)	$9,380	$4,471	$10	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00	%(e)
Expenses before waivers and/or expense reimbursement	1.06%	1.15%	77.93%	263.59%	272.24	%(e)
Net investment income (loss)	1.03%	0.45%	0.86%	0.93%	0.80	%(e)
Portfolio turnover rate(f)	34%	39%	38%	14%	23%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    27

Notes to Financial Statements

1.	Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Financial Services Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the“Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

28

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison Financial Services Fund     29

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

30

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

PGIM Jennison Financial Services Fund     31

Notes to Financial Statements (continued)

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

32

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% to $1 billion of average daily net assets;	0.75%
0.70% over $1 billion of average daily net assets.

The Manager has contractually agreed, through March 31, 2024, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R6	1.00

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has

PGIM Jennison Financial Services Fund     33

Notes to Financial Statements (continued)

contractually agreed through March 31, 2024 to limit such fees on certain classes based on daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.30%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended November 30, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$161,293	$312
C	—	286

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

34

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$51,802,215	$62,317,284

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$3,021,536	$4,650,675	$7,672,211	$—	$ —	$—	—	$375

PGIM Institutional Money Market Fund(1)(b)(wa)
—	7,808,250	7,808,847	—	597	—	—	146(2)
$3,021,536	$12,458,925	$15,481,058	$—	$597	$—		$521

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended November 30, 2022, the tax character of dividends paid by the Fund were $5,311,154 of ordinary income and $11,000,416 of long-term capital gains. For the year ended November 30, 2021, the tax character of dividends paid by the Fund was $548,472 of ordinary income.

PGIM Jennison Financial Services Fund     35

Notes to Financial Statements (continued)

As of November 30, 2022, the accumulated undistributed earnings on a tax basis were $139,247 of ordinary income and $3,341,536 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$97,836,025	$44,393,916	$(1,792,250)	$42,601,666

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

36

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 400,000,000 of which are designated as shares of the Fund. The authorized shares of the fund are currently classified and designated as follows:

Class	Number of Shares
A	50,000,000
B	5,000,000
C	40,000,000
R	75,000,000
Z	90,000,000
T	50,000,000
R6	90,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,728	0.1%
R	51,653	10.7
R6	709	0.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	59.4

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2022:
Shares sold	464,549	$8,672,171
Shares issued in reinvestment of dividends and distributions	481,906	9,435,715
Shares purchased	(841,419)	(14,949,869)
Net increase (decrease) in shares outstanding before conversion	105,036	3,158,017
Shares issued upon conversion from other share class(es)	89,936	1,649,559
Shares purchased upon conversion into other share class(es)	(42,003)	(764,650)
Net increase (decrease) in shares outstanding	152,969	$4,042,926

PGIM Jennison Financial Services Fund     37

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended November 30, 2021:
Shares sold	582,280	$11,925,723
Shares issued in reinvestment of dividends and distributions	18,263	318,681
Shares purchased	(491,161)	(10,132,227)
Net increase (decrease) in shares outstanding before conversion	109,382	2,112,177
Shares issued upon conversion from other share class(es)	187,436	3,826,664
Shares purchased upon conversion into other share class(es)	(65,533)	(1,371,291)
Net increase (decrease) in shares outstanding	231,285	$4,567,550

Class C
Year ended November 30, 2022:
Shares sold	79,498	$1,344,960
Shares issued in reinvestment of dividends and distributions	77,515	1,322,406
Shares purchased	(118,727)	(1,829,539)
Net increase (decrease) in shares outstanding before conversion	38,286	837,827
Shares purchased upon conversion into other share class(es)	(117,443)	(1,875,144)
Net increase (decrease) in shares outstanding	(79,157)	$(1,037,317)

Year ended November 30, 2021:
Shares sold	201,970	$3,541,955
Shares purchased	(96,959)	(1,776,209)
Net increase (decrease) in shares outstanding before conversion	105,011	1,765,746
Shares purchased upon conversion into other share class(es)	(226,976)	(4,085,567)
Net increase (decrease) in shares outstanding	(121,965)	$(2,319,821)

Class R
Year ended November 30, 2022:
Shares sold	38,639	$707,238
Shares issued in reinvestment of dividends and distributions	51,421	1,004,772
Shares purchased	(102,608)	(1,876,555)
Net increase (decrease) in shares outstanding	(12,548)	$(164,545)

Year ended November 30, 2021:
Shares sold	189,170	$3,881,896
Shares issued in reinvestment of dividends and distributions	1,166	20,326
Shares purchased	(246,483)	(5,062,093)
Net increase (decrease) in shares outstanding	(56,147)	$(1,159,871)

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Share Class	Shares	Amount

Class Z
Year ended November 30, 2022:
Shares sold	297,615	$6,009,522
Shares issued in reinvestment of dividends and distributions	163,917	3,324,235
Shares purchased	(570,124)	(10,506,350)
Net increase (decrease) in shares outstanding before conversion	(108,592)	(1,172,593)
Shares issued upon conversion from other share class(es)	52,056	988,537
Shares purchased upon conversion into other share class(es)	(3,396)	(61,303)
Net increase (decrease) in shares outstanding	(59,932)	$(245,359)

Year ended November 30, 2021:
Shares sold	515,048	$10,612,360
Shares issued in reinvestment of dividends and distributions	10,760	193,790
Shares purchased	(431,030)	(9,178,724)
Net increase (decrease) in shares outstanding before conversion	94,778	1,627,426
Shares issued upon conversion from other share class(es)	78,384	1,668,903
Shares purchased upon conversion into other share class(es)	(353,601)	(7,881,414)
Net increase (decrease) in shares outstanding	(180,439)	$(4,585,085)

Class R6
Year ended November 30, 2022:
Shares sold	322,159	$6,092,545
Shares issued in reinvestment of dividends and distributions	38,294	776,994
Shares purchased	(436,892)	(7,901,317)
Net increase (decrease) in shares outstanding before conversion	(76,439)	(1,031,778)
Shares issued upon conversion from other share class(es)	3,549	63,001
Net increase (decrease) in shares outstanding	(72,890)	$(968,777)

Year ended November 30, 2021:
Shares sold	52,346	$1,184,439
Shares issued in reinvestment of dividends and distributions	22	389
Shares purchased	(45,461)	(1,065,130)
Net increase (decrease) in shares outstanding before conversion	6,907	119,698
Shares issued upon conversion from other share class(es)	351,687	7,842,705
Net increase (decrease) in shares outstanding	358,594	$7,962,403

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

PGIM Jennison Financial Services Fund     39

Notes to Financial Statements (continued)

	Current SCA	Prior SCA

Total Commitment	$1,200,000,000	$1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2022. The average daily balance for the 63 days that the Fund had loans outstanding during the period was approximately $311,381, borrowed at a weighted average interest rate of 3.79%. The maximum loan outstanding amount during the period was $1,426,000. At November 30, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

40

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Financial Services Related Companies Risk: The Fund concentrates its investments in securities of financial services related companies. Financial services related companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition, cyberattacks and technology malfunctions and failures and other financial services related factors. The profitability of financial services companies, therefore, may be adversely affected under certain circumstances and in certain market cycles. Because financial services companies are vulnerable to these factors and cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

PGIM Jennison Financial Services Fund     41

Notes to Financial Statements (continued)

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund.

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These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

PGIM Jennison Financial Services Fund     43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Financial Services Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Financial Services Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the three years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2022, the Fund reports the maximum amount allowed per share, but not less than $1.40 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Financial Services Fund	60.67%	55.11%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2022.

PGIM Jennison Financial Services Fund     45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Financial Services Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Financial Services Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, though it underperformed over the one- and ten-year periods.

•

The Board considered PGIM Investments’ assertion that despite recent underperformance, PGIM Investments is encouraged by the Fund’s strong longer-term outperformance. To that effect, the Board considered that the Fund outperformed its benchmark for the five-year period and outperformed its peer group

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for the three- and five-year periods ended March 31, 2022. The Board further considered that the Fund outperformed its benchmark in three out of the last five calendar years and outperformed its peer group in four out of five calendar years.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 1.00% through March 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Financial Services Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Financial Services Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FINANCIAL SERVICES FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PFSAX	PUFCX	PSSRX	PFSZX	PFSQX

CUSIP	74441P106	74441P304	74441P783	74441P403	7l4441P734

MF188E

PGIM JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT

NOVEMBER 30, 2022

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of

Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks fell sharply for most of 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. However, they began rallying in October on optimism that the Fed might slow the pace of future rate hikes. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts as well as stocks in international developed and emerging markets.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Health Sciences Fund

January 13, 2023

PGIM Jennison Health Sciences Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-11.75	7.87	13.40	—

(without sales charges)	-6.62	9.09	14.05	—

Class C

(with sales charges)	-7.90	8.30	13.23	—

(without sales charges)	-7.37	8.30	13.23	—

Class R

(without sales charges)	-6.96	8.69	13.72	—

Class Z

(without sales charges)	-6.37	9.40	14.38	—

Class R6

(without sales charges)	-6.28	9.47	N/A	11.49 (01/27/2016)

S&P 1500 Health Care Index

	7.31	12.58	15.31	—

S&P Composite 1500 Index

	-8.80	10.68	13.19	—

Average Annual Total Returns as of 11/30/22 Since Inception (%)
Class R6 (01/27/2016)

S&P 1500 Health Care Index	13.41

S&P Composite 1500 Index	13.47

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 1500 Health Care Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2012) and the account values at the end of the current fiscal year (November 30, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Health Sciences Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 1500 Health Care Index*—The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index.

S&P Composite 1500 Index*—The S&P Composite 1500 Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: the S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of US mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

*The S&P 1500 Health Care Index and S&P Composite 1500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 11/30/22

Ten Largest Holdings	Line of Business	% of Net Assets

UnitedHealth Group, Inc.	Managed Health Care	10.3%

Eli Lilly & Co.	Pharmaceuticals	8.1%

Merck & Co., Inc.	Pharmaceuticals	6.7%

Vertex Pharmaceuticals, Inc.	Biotechnology	4.5%

Abbott Laboratories	Health Care Equipment	4.4%

Horizon Therapeutics PLC	Biotechnology	4.1%

Humana, Inc.	Managed Health Care	3.8%

AbbVie, Inc.	Biotechnology	3.8%

Stryker Corp.	Health Care Equipment	3.5%

AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	3.4%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Health Sciences Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Health Sciences Fund’s Class Z shares returned –6.37% in the 12-month reporting period that ended November 30, 2022, underperforming the 7.31% return of the S&P 1500 Health Care Index (the Index).

What were the market conditions?

●

Global growth slowed sharply through 2022 on a diminishing boost from post-pandemic-related reopenings, fiscal and monetary tightening, China’s ongoing COVID-19 restrictions and property slump, and the energy-supply shock resulting from the Russia-Ukraine war.

●

Financial markets entered the fourth quarter of 2022 faced with stickier inflation, elevated wage growth, and a higher cost of capital, all of which placed downward pressure on profit margins. A strong US dollar and a trend away from globalization further pressured large, multinational companies leveraged to revenues from abroad and highly globalized supply chains.

●

In an attempt to reduce inflation, the US Federal Reserve (Fed) raised the federal funds rate by 75 basis points (bps) for the fourth-consecutive time in 2022 at its meeting in November, and indicated a commitment to tighten policy until inflation returns to the target range. (One basis point equals 0.01%.)

●

The yield on the 10-year US Treasury note finished November at 3.60%, up approximately 210 bps from year-end 2021. Additionally, an inverted yield curve suggested rising concerns about a potential recession.

●

The US dollar continued to strengthen against most major currencies. US equities posted three consecutive negative quarters; however, negative returns were not limited to equities as corporate bonds posted unprecedented losses. Corporate bonds were down approximately 20% during the period, the sector’s worst year on record and on track to mark its first-ever, back-to-back annual loss.

●	Overall, the healthcare sector significantly outperformed the broader market, as represented by the S&P 500 Index, for the period.

●	As a result of heightened uncertainty, defensive factors (such as high quality, yield, dividend growth, and low valuation) performed relatively well.

What worked?

An overweight allocation to biotechnology, led by Vertex Pharmaceuticals Inc., had the most positive impact on the Fund’s performance relative to the Index. Other strong contributors included positions in pharmaceuticals, led by Eli Lilly and Company and Merck & Co. Inc., and a position in managed-care company UnitedHealth Group Inc.

●

Vertex Pharmaceuticals (VRTX) has built a unique and unrivaled market position as the dominant market leader in cystic fibrosis (CF), a genetic and progressively fatal respiratory disease. The company has created and expanded the market into an $8 billion, growing franchise. Beyond CF, Vertex has focused its pipeline on genetically driven diseases with the potential for transformative clinical benefits. The

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company currently spans five disease verticals—sickle cell/beta thalassemia, type 1 diabetes, APOL-1 kidney disease, pain, and alpha-1 antitrypsin disease—providing various therapeutic modalities, from cell therapy and gene editing to small molecules.

●

Eli Lilly (Lilly), one of the top-two global leaders in diabetes with blockbuster product Trulicity, recently launched Mounjaro to further meet the needs of this large, underserved market. To date, the Mounjaro launch is the strongest ever for any diabetes drug. In addition to treating diabetes, Jennison believes this drug is uniquely positioned to expand its success to the obesity market over the coming years. In other areas, while Alzheimer’s disease has been a tough market for drug developers, Lilly was granted breakthrough designation from the US Food and Drug Administration (FDA) for Donanemab, and is one of four companies expected to present Phase 3 clinical data for potential Alzheimer’s treatments over the next 12 months. Lilly franchises in dermatology, immunology, and oncology are also starting to add meaningfully to growth. With a proven history of strong commercial execution and one of the highest research-and-development success rates in the industry, Lilly has ample opportunities for continued success, with its strong position among its large-cap peers further bolstered by a lack of meaningful patent expirations for the rest of the decade.

●

Merck’s flagship product, Keytruda, a market-leading immuno-oncology (IO) drug, is used to treat multiple oncological disorders. Keytruda is expected to continue serving as a key growth driver for the company ahead of the drug’s 2028-2029 loss of exclusivity (LOE). Merck also received a recent extension in the patent life for diabetes drug Januvia, setting the stage for mid-single-digit, top-line growth beginning in 2023. With its attractive drug portfolio, limited binary events, above-average operating margins, and limited additional LOEs on the horizon, Merck features attractive defensive qualities. Jennison believes Merck’s ability to counter concerns regarding its mid-term Keytruda patent cliff—through a mixture of strategic business development, life-cycle management of Keytruda (through new formulations and/or novel IO combinations), and pipeline success—has been underappreciated by the market.

●

UnitedHealth Group, one of the largest healthcare services companies in the US, offers broadly based services, including employer-based insurance and Medicare and Medicaid benefits. The company also provides non-benefits businesses under the Optum umbrella, including technology support for hospitals, pharmaceutical companies, and other payors, and a fast-growing group of Optum-owned surgery centers and urgent care centers. UnitedHealth’s primary care business continues to grow and is participating in the emerging trend of taking on risk and acting as an insurer. UnitedHealth also owns a drug benefits manager.

What didn’t work?

●

Catalent Inc., a global contract development and manufacturing (CDMO) organization, provides integrated services, drug delivery technologies, and manufacturing solutions to help life science innovators develop and launch successful pharmaceuticals, biologics, and consumer health products. The company’s shares declined as

PGIM Jennison Health Sciences Fund    9

Strategy and Performance Overview* (continued)

management announced disappointing 2023 guidance. Jennison’s investment thesis continues to be predicated upon the durability of Catalent’s high-single-digit/low-double-digit, top-line growth in a post-COVID-19 environment. Jennison expects organic, top-line growth over the next several years, driven by continued momentum in the company’s development of biologics, a recovery in its legacy franchises, a soft landing from the COVID-19 pandemic, and a new growth vertical in the production of gummy vitamins.

●

Envista Holdings Corp., a California-based dental products company, saw shares decline as the company lowered estimates due to higher interest expenses. In Jennison’s opinion, the company is positioned to benefit from a shift in focus from low-growth, commoditized consumables and equipment into implants, clear aligners, and digital imaging. Other strengths include Envista’s management team and its Envista Business System management approach. Jennison believes the company is well positioned to deliver accelerating organic growth in a post-pandemic environment.

●

Mirati Therapeutics Inc., a clinical stage biotechnology firm, focuses on oncology-related immunotherapy treatments. The company’s lead asset, adagrasib, a small molecule treatment for small-cell lung cancer, currently awaits approval from the FDA, with a ruling expected on December 14, 2022. Mirati’s drug development pipeline also includes sitravatinib and other early-stage immunotherapies. Jennison exited the Fund’s position in the first quarter of 2022 due to decreased confidence in a development path forward for frontline lung combinations for adagrasib, as well as concerns over the size of the potential treatment population, and delayed timing to market versus prior expectations.

●

Thermo Fisher Scientific Inc. provides analytical instruments, equipment, consumables, software, and services to the life sciences, healthcare, and industrial, environmental, and safety industries. Jennison’s research points to Thermo Fisher as well positioned to benefit from strong demand for higher-end analytical tools over the next several years. Over the past 5+ years, significant capital has been raised in the public and private markets for therapeutic research in the US and abroad. Furthermore, given the broad realization that basic research has been at the core of the response to the COVID-19 pandemic, governments have sharply stepped up spending on all things biologic. The US National Institutes of Health and its counterparts in Europe and Asia have earmarked additional resources to further basic research. Companies like Thermo Fisher are the primary beneficiaries of higher lab budgets in private, academic, and government-backed settings.

Current outlook

●

Jennison continues to focus on finding companies producing the most innovative products, services, and technologies to improve human health, including companies with business models that increase the efficiency of the healthcare system by increasing access to care, increasing or accelerating the diagnosis of disease,

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improving outcomes, or lowering costs. While biotechnology remains the Fund’s largest absolute area of exposure, Jennison has continued to expand the Fund’s industry exposure as a result of innovations in other parts of the sector.

●

During the reporting period, the sector fared relatively well, with healthcare spending and consumption somewhat insulated from the prevailing, high levels of economic volatility. Jennison continues to believe innovation and new product introductions should drive above-average growth in many therapeutic areas going forward. Since the late spring, it appears that the FDA’s engagement has trended back toward pre-pandemic levels and, of equal importance, stock reactions to both negative and positive data releases have become more rational. With this improving backdrop, Jennison has been modestly adding to the Fund’s biotherapeutic exposure, reflecting increasing excitement about certain areas of oncology (both therapeutic and testing), targeted protein degradation, GLP-1s for obesity, new and emerging therapies for rare diseases, and the opportunity for gene editing, among other promising developments. Jennison continues to adhere to its investment discipline, remain very selective, and invest in companies with differentiated products and technologies with a convincing path to market leadership and long-term earnings growth. The Fund presently maintains balanced exposure across market capitalizations to companies that are generating revenue, have commercially viable products, and are developing attractive pipelines.

●

Jennison continues to observe opportunities in life science tools, as well as exciting prospects in bioprocessing and other areas positioned to benefit from the significant amount of drug development occurring globally. Over the past three quarters, the sector has seen major breakthroughs and the potential for blockbusters in areas such as oncology, diabetes, and psychosis.

●

In the medtech area, Jennison finds significant opportunities for new, less invasive approaches to treat overactive bladder, sleep apnea, cardiovascular disease, and other disorders, as well as medical devices designed to make surgeries more automated and less invasive. Medical devices are the Fund’s third-largest area of absolute exposure, reflecting Jennison’s belief that device companies will benefit from a return in surgical procedures with the pandemic entering the endemic stage. Jennison continues to believe there is pent-up demand in the system, with procedural deferrals likely to abate as patients feel more comfortable returning to the hospital for elective work, and as nurse shortages ease as nursing resources are moved out of COVID-19 wards and back to the operating rooms.

●

The Fund’s healthcare services exposure favors companies that are improving patient access to care, making the patient experience at a doctor’s office faster and more streamlined, and offering practice models that incentivize physicians to provide higher-quality care at lower cost. Health maintenance organizations (HMOs), in particular, enjoy stable end markets, strong pricing power, and generally benefit from a rising-rate environment. Jennison believes these companies will continue to benefit from the shift from fee-for-service to value-based care, as well as growth in the management of government-sponsored insurance programs, such as Medicare. While

PGIM Jennison Health Sciences Fund    11

Strategy and Performance Overview* (continued)

difficult to predict, the Fed may be nearing the end of its commitment to tighten policy to address inflation, and thus approaching peak interest rates. This possibility, coupled with the potential for some moderation in government funding beginning in 2024 for Medicare-based programs, provided a catalyst to trim the Fund’s managed-care exposure.

●

With Robert Califf now confirmed as FDA commissioner, and with reviewers beginning to return to their normal jobs in the wake of reassignments to assist with COVID-19 vaccines, tests, and antivirals, Jennison expects to see more on-time FDA approvals and manufacturing inspections than were observed in 2021. Califf’s significant experience and broad understanding of the healthcare infrastructure—particularly in its most innovative aspects—should allow the agency to return to supporting innovation and moving it through the development and regulatory framework more efficiently.

●

In August 2022, President Biden signed the Inflation Reduction Act, with provisions designed to protect Medicare recipients from catastrophic drug costs by preventing drug makers from raising prices above the rate of inflation. Thus, the Act introduces the prospect of government-mandated drug price controls, albeit only for a handful of the largest-selling products as they near patent expiry beginning in 2026. Jennison believes the impact on the sector will be manageable, as the Act only affects the largest-selling drugs covered under Medicare and does not control the initial pricing of a new drug. Furthermore, passage of the Act improves clarity on drug pricing by removing long-standing legislative uncertainty. Now that some “action” has been taken on drug pricing, the likelihood of more draconian changes are off the table, a long-term positive for many sector participants, particularly in biotechnology.

●

Looking toward 2023, Jennison believes the sector has begun to show signs of leadership again as investors place more emphasis on stable company fundamentals and the significant, alpha-generating opportunities that broad innovation can provide.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Health Sciences Fund    13

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Health Sciences Fund		Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$ 1,000.00	$ 1,079.00	1.14%	$ 5.94

	Hypothetical	$ 1,000.00	$ 1,019.35	1.14%	$ 5.77

Class C	Actual	$ 1,000.00	$ 1,074.60	1.98%	$ 10.30

	Hypothetical	$ 1,000.00	$ 1,015.14	1.98%	$ 10.00

Class R	Actual	$ 1,000.00	$ 1,076.80	1.50%	$ 7.81

	Hypothetical	$ 1,000.00	$ 1,017.55	1.50%	$ 7.59

Class Z	Actual	$ 1,000.00	$ 1,080.40	0.84%	$ 4.38

	Hypothetical	$ 1,000.00	$ 1,020.86	0.84%	$ 4.26

Class R6	Actual	$ 1,000.00	$ 1,080.90	0.78%	$ 4.07

	Hypothetical	$ 1,000.00	$ 1,021.16	0.78%	$ 3.95

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2022, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of November 30, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS 99.6%

Biotechnology 28.3%

AbbVie, Inc.(a)	398,557	$64,239,417
Altimmune, Inc.*	260,157	2,588,562
Apellis Pharmaceuticals, Inc.*	874,631	43,670,326
Arcutis Biotherapeutics, Inc.*(a)	432,531	7,452,509
Argenx SE (Netherlands), ADR*	141,088	56,148,791
BioMarin Pharmaceutical, Inc.*	418,853	42,295,776
Celldex Therapeutics, Inc.*(a)	415,363	15,405,814
Horizon Therapeutics PLC*	685,127	68,711,387
ImmunoGen, Inc.*	2,212,897	11,484,935
Madrigal Pharmaceuticals, Inc.*	63,107	4,424,432
Neurocrine Biosciences, Inc.*	144,098	18,309,092
Seagen, Inc.*(a)	154,995	18,814,843
Seres Therapeutics, Inc.*	368,214	2,393,391
Syndax Pharmaceuticals, Inc.*	573,848	13,749,398
Vaxcyte, Inc.*	607,402	27,976,936
Vertex Pharmaceuticals, Inc.*	237,137	75,030,147

		472,695,756

Drug Retail 1.1%

Walgreens Boots Alliance, Inc.(a)	462,808	19,206,532

Health Care Services 0.9%

DaVita, Inc.*	131,548	9,699,034
Oak Street Health, Inc.*(a)	244,611	5,288,490

		14,987,524

Health Care Equipment 18.1%

Abbott Laboratories(a)	689,169	74,140,801
Axonics, Inc.*	140,777	9,640,409
CONMED Corp.(a)	257,420	21,327,247
Dexcom, Inc.*	265,900	30,918,852
Envista Holdings Corp.*(a)	647,224	22,083,283
Hologic, Inc.*	282,430	21,509,869
Inspire Medical Systems, Inc.*	20,194	4,878,265
Intuitive Surgical, Inc.*(a)	169,073	45,715,648
Shockwave Medical, Inc.*	59,187	15,009,823
Stryker Corp.(a)	249,113	58,265,040

		303,489,237

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    15

Schedule of Investments  (continued)

as of November 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Supplies 2.3%

Cooper Cos., Inc. (The)	87,918	$27,812,859
Silk Road Medical, Inc.*	189,614	10,096,946

		37,909,805

Health Care Technology 0.9%

Phreesia, Inc.*	536,253	14,918,558

Life Sciences Tools & Services 8.4%

Agilent Technologies, Inc.	91,947	14,249,946
Bio-Rad Laboratories, Inc. (Class A Stock)*	42,041	17,434,823
Danaher Corp.	97,961	26,783,517
Lonza Group AG (Switzerland)	7,908	4,160,339
QIAGEN NV*	524,372	25,977,389
Thermo Fisher Scientific, Inc.	92,331	51,725,673

		140,331,687

Managed Health Care 15.0%

Centene Corp.*	157,508	13,711,072
Humana, Inc.	116,927	64,298,157
UnitedHealth Group, Inc.	315,525	172,831,974

		250,841,203

Pharmaceuticals 24.6%

AstraZeneca PLC (United Kingdom), ADR	840,060	57,098,878
Catalent, Inc.*(a)	91,211	4,572,407
Eli Lilly & Co.	365,987	135,810,456
Merck & Co., Inc.	1,020,888	112,420,186
Novo Nordisk A/S (Denmark), ADR	455,008	56,693,997
Pliant Therapeutics, Inc.*(a)	343,236	6,308,678
Verona Pharma PLC (United Kingdom), ADR*	123,251	1,589,938
Zoetis, Inc.	238,970	36,834,836

		411,329,376

TOTAL COMMON STOCKS
(cost $1,144,707,229)		1,665,709,678

See Notes to Financial Statements.

16

Description	Shares	Value

PREFERRED STOCK 0.0%

Health Care Equipment

ControlRad, Inc., Private Placement, Reg D, Series A
(original cost $1,800,000; purchased 08/31/12 )*^(f)
(cost $1,800,000)	3,063,048	$307

	Units

WARRANTS* 0.0%

Biotechnology

Aileron Therapeutics, Inc., Private Placement, expiring 03/29/24
(original cost $116,418; purchased 03/29/19 )(f)
(cost $116,418)	44,776	—

TOTAL LONG-TERM INVESTMENTS
(cost $1,146,623,647)		1,665,709,985

	Shares

SHORT-TERM INVESTMENTS 5.6%

AFFILIATED MUTUAL FUND 5.1%
PGIM Institutional Money Market Fund
(cost $86,279,647; includes $86,023,964 of cash collateral for securities on loan)(b)(wa)	86,379,255	86,318,789

UNAFFILIATED FUND 0.5%
Dreyfus Government Cash Management (Institutional Shares)
(cost $7,802,711)	7,802,711	7,802,711

TOTAL SHORT-TERM INVESTMENTS
(cost $94,082,358)		94,121,500

TOTAL INVESTMENTS 105.2%
(cost $1,240,706,005)		1,759,831,485

Liabilities in excess of other assets (5.2)%		(87,484,712)

NET ASSETS 100.0%		$1,672,346,773

Below is a list of the abbreviation(s) used in the annual report:

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

Reg D — Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    17

Schedule of Investments  (continued)

as of November 30, 2022

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $307 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $86,470,365; cash collateral of $86,023,964 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,916,418. The aggregate value of $307 is 0.0% of net assets.

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Biotechnology	$472,695,756	$—	$ —
Drug Retail	19,206,532	—	—
Health Care Services	14,987,524	—	—
Health Care Equipment	303,489,237	—	—
Health Care Supplies	37,909,805	—	—
Health Care Technology	14,918,558	—	—
Life Sciences Tools & Services	136,171,348	4,160,339	—
Managed Health Care	250,841,203	—	—
Pharmaceuticals	411,329,376	—	—
Preferred Stock
Health Care Equipment	—	—	307
Warrants
Biotechnology	—	—	—
Short-Term Investments
Affiliated Mutual Fund	86,318,789	—	—
Unaffiliated Fund	7,802,711	—	—

Total	$1,755,670,839	$4,160,339	$307

See Notes to Financial Statements.

18

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2022 were as follows:

Biotechnology	28.3%
Pharmaceuticals	24.6
Health Care Equipment	18.1
Managed Health Care	15.0
Life Sciences Tools & Services	8.4
Affiliated Mutual Fund (5.1% represents investments purchased with collateral from securities on loan)	5.1
Health Care Supplies	2.3
Drug Retail	1.1
Health Care Services	0.9

Health Care Technology	0.9%
Unaffiliated Fund	0.5
Warrants	0.0 *

105.2
Liabilities in excess of other assets	(5.2)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$86,470,365	$(86,023,964)	$446,401

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    19

Statement of Assets and Liabilities

as of November 30, 2022

Assets
Investments at value, including securities on loan of $86,470,365:
Unaffiliated investments (cost $1,154,426,358)	$1,673,512,696
Affiliated investments (cost $86,279,647)	86,318,789
Receivable for investments sold	3,806,787
Receivable for Fund shares sold	2,123,509
Tax reclaim receivable	1,038,202
Dividends receivable	778,245
Prepaid expenses	11,260

Total Assets	1,767,589,488

Liabilities
Payable to broker for collateral for securities on loan	86,023,964
Payable for Fund shares purchased	6,396,828
Management fee payable	968,950
Payable for investments purchased	853,444
Accrued expenses and other liabilities	787,203
Distribution fee payable	183,572
Affiliated transfer agent fee payable	23,367
Directors’ fees payable	5,387

Total Liabilities	95,242,715

Net Assets	$1,672,346,773

Net assets were comprised of:
Common stock, at par	$441,825
Paid-in capital in excess of par	1,165,854,413
Total distributable earnings (loss)	506,050,535

Net assets, November 30, 2022	$1,672,346,773

See Notes to Financial Statements.

20

Class A

Net asset value and redemption price per share,
($715,298,632 ÷ 20,788,019 shares of common stock issued and outstanding)	$34.41
Maximum sales charge (5.50% of offering price)	2.00

Maximum offering price to public	$36.41

Class C

Net asset value, offering price and redemption price per share,
($17,238,917 ÷ 1,005,978 shares of common stock issued and outstanding)	$17.14

Class R

Net asset value, offering price and redemption price per share,
($7,173,328 ÷ 221,464 shares of common stock issued and outstanding)	$32.39

Class Z

Net asset value, offering price and redemption price per share,
($846,630,611 ÷ 20,136,717 shares of common stock issued and outstanding)	$42.04

Class R6

Net asset value, offering price and redemption price per share,
($86,005,285 ÷ 2,030,370 shares of common stock issued and outstanding)	$42.36

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    21

Statement of Operations

Year Ended November 30, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $255,242 foreign withholding tax)	$14,495,224
Income from securities lending, net (including affiliated income of $142,118)	158,058
Affiliated dividend income	4,224

Total income	14,657,506

Expenses
Management fee	12,913,959
Distribution fee(a)	2,516,544
Transfer agent’s fees and expenses (including affiliated expense of $265,335)(a)	1,692,242
Custodian and accounting fees	123,430
Registration fees(a)	99,260
Shareholders’ reports	91,439
Legal fees and expenses	29,194
Directors’ fees	27,857
Audit fee	24,050
Miscellaneous	53,038

Total expenses	17,571,013
Less: Distribution fee waiver(a)	(19,222)

Net expenses	17,551,791

Net investment income (loss)	(2,894,285)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $35,543)	(4,993,343)
Foreign currency transactions	(39,102)

(5,032,445)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(69,451))	(134,663,676)
Foreign currencies	(13,456)

(134,677,132)

Net gain (loss) on investment and foreign currency transactions	(139,709,577)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(142,603,862)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	2,272,094	186,785	57,665	—	—
Transfer agent’s fees and expenses	701,652	27,790	11,793	948,305	2,702
Registration fees	29,389	13,879	7,918	30,408	17,666
Distribution fee waiver	—	—	(19,222)	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended November 30,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(2,894,285)	$(12,448,569)
Net realized gain (loss) on investment and foreign currency transactions	(5,032,445)	553,607,789
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(134,677,132)	(326,814,124)

Net increase (decrease) in net assets resulting from operations	(142,603,862)	214,345,096

Dividends and Distributions
Distributions from distributable earnings
Class A	(255,155,631)	(185,156,351)
Class C	(9,565,384)	(12,379,993)
Class R	(2,740,458)	(2,193,004)
Class Z	(254,026,720)	(220,758,524)
Class R6	(26,510,770)	(3,308,694)

	(547,998,963)	(423,796,566)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	268,913,813	328,100,762
Net asset value of shares issued in reinvestment of dividends and distributions	507,831,992	390,237,765
Cost of shares purchased	(591,978,201)	(516,456,846)

Net increase (decrease) in net assets from Fund share transactions	184,767,604	201,881,681

Total increase (decrease)	(505,835,221)	(7,569,789)

Net Assets:

Beginning of year	2,178,181,994	2,185,751,783

End of year	$1,672,346,773	$2,178,181,994

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    23

Financial Highlights

Class A Shares
	Year Ended November 30,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$50.57	$56.98	$44.29	$49.28	$46.25
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.36)	(0.27)	(0.24)	(0.31)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.02)	5.65	14.39	0.03	5.52
Total from investment operations	(2.13)	5.29	14.12	(0.21)	5.21
Less Dividends and Distributions:
Distributions from net realized gains	(14.03)	(11.70)	(1.43)	(4.78)	(2.18)
Net asset value, end of year	$34.41	$50.57	$56.98	$44.29	$49.28
Total Return(b):	(6.62)%	9.66%	32.85%	1.58%	11.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$715,299	$928,654	$905,865	$754,653	$767,277
Average net assets (000)	$757,365	$983,670	$777,602	$733,289	$812,835
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.14%	1.12%	1.14%	1.15%	1.14%
Expenses before waivers and/or expense reimbursement	1.14%	1.12%	1.14%	1.15%	1.14%
Net investment income (loss)	(0.32)%	(0.68)%	(0.58)%	(0.57)%	(0.64)%
Portfolio turnover rate(d)	83%	77%	45%	30%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class C Shares
	Year Ended November 30,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$32.23	$40.50	$32.10	$37.50	$35.94
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.50)	(0.42)	(0.36)	(0.48)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.86)	3.93	10.25	(0.26)	4.22
Total from investment operations	(1.06)	3.43	9.83	(0.62)	3.74
Less Dividends and Distributions:
Distributions from net realized gains	(14.03)	(11.70)	(1.43)	(4.78)	(2.18)
Net asset value, end of year	$17.14	$32.23	$40.50	$32.10	$37.50
Total Return(b):	(7.37)%	8.78%	31.93%	0.92%	11.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,239	$22,824	$42,813	$55,821	$174,411
Average net assets (000)	$18,679	$28,249	$45,302	$99,267	$183,807
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.97%	1.90%	1.85%	1.83%	1.80%
Expenses before waivers and/or expense reimbursement	1.97%	1.90%	1.85%	1.83%	1.80%
Net investment income (loss)	(1.14)%	(1.47)%	(1.27)%	(1.18)%	(1.30)%
Portfolio turnover rate(d)	83%	77%	45%	30%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    25

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$48.53	$55.28	$43.16	$48.36	$45.58
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.50)	(0.43)	(0.41)	(0.46)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.89)	5.45	13.98	(0.01)	5.42
Total from investment operations	(2.11)	4.95	13.55	(0.42)	4.96
Less Dividends and Distributions:
Distributions from net realized gains	(14.03)	(11.70)	(1.43)	(4.78)	(2.18)
Net asset value, end of year	$32.39	$48.53	$55.28	$43.16	$48.36
Total Return(b):	(6.96)%	9.30%	32.38%	1.13%	11.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,173	$9,659	$10,288	$8,875	$12,016
Average net assets (000)	$7,689	$10,707	$8,952	$9,831	$13,129
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.50%	1.44%	1.49%	1.60%	1.47%
Expenses before waivers and/or expense reimbursement	1.75%	1.69%	1.74%	1.85%	1.72%
Net investment income (loss)	(0.68)%	(1.00)%	(0.93)%	(1.00)%	(0.97)%
Portfolio turnover rate(d)	83%	77%	45%	30%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares
	Year Ended November 30,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$58.61	$64.17	$49.56	$54.32	$50.62
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.24)	(0.15)	(0.12)	(0.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.53)	6.38	16.19	0.14	6.06
Total from investment operations	(2.54)	6.14	16.04	0.02	5.88
Less Dividends and Distributions:
Distributions from net realized gains	(14.03)	(11.70)	(1.43)	(4.78)	(2.18)
Net asset value, end of year	$42.04	$58.61	$64.17	$49.56	$54.32
Total Return(b):	(6.37)%	9.97%	33.24%	1.89%	12.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$846,631	$1,105,132	$1,208,728	$1,057,204	$1,373,500
Average net assets (000)	$897,541	$1,247,474	$1,018,567	$1,158,525	$1,338,706
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.86%	0.84%	0.85%	0.86%	0.85%
Expenses before waivers and/or expense reimbursement	0.86%	0.84%	0.85%	0.86%	0.85%
Net investment income (loss)	(0.03)%	(0.40)%	(0.29)%	(0.26)%	(0.34)%
Portfolio turnover rate(d)	83%	77%	45%	30%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    27

Financial Highlights (continued)

Class R6 Shares
	Year Ended November 30,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$58.91	$64.40	$49.70	$54.45	$50.71
Income (loss) from investment operations:
Net investment income (loss)	0.02 (b)	(0.21)	(0.09)	(0.13)	(0.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.54)	6.42	16.22	0.16	6.07
Total from investment operations	(2.52)	6.21	16.13	0.03	5.92
Less Dividends and Distributions:
Distributions from net realized gains	(14.03)	(11.70)	(1.43)	(4.78)	(2.18)
Net asset value, end of year	$42.36	$58.91	$64.40	$49.70	$54.45
Total Return(c):	(6.28)%	10.06%	33.33%	1.93%	12.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$86,005	$111,912	$18,058	$28,836	$9,513
Average net assets (000)	$92,150	$78,211	$22,365	$14,164	$5,770
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.77%	0.76%	0.79%	0.82%	0.82%
Expenses before waivers and/or expense reimbursement	0.77%	0.76%	0.79%	0.91%	0.93%
Net investment income (loss)	0.06%	(0.34)%	(0.17)%	(0.29)%	(0.28)%
Portfolio turnover rate(e)	83%	77%	45%	30%	36%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Notes to Financial Statements

1.	Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Health Sciences Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the“Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Health Sciences Fund    29

Notes to Financial Statements  (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

30

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Health Sciences Fund    31

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

32

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Health Sciences Fund    33

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% to $1 billion of average daily net assets;	0.73%
0.70% over $1 billion of average daily net assets.

The Manager has contractually agreed, through March 31, 2024, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R6	0.82

34

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through March 31, 2024 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended November 30, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$182,304	$3,297
C	—	2,121

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments

PGIM Jennison Health Sciences Fund    35

Notes to Financial Statements (continued)

in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$1,441,763,484	$1,783,464,402

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 42,547,127	$ 164,922,949	$ 207,470,076	$ —	$ —	$ —	—	$ 4,224

PGIM Institutional Money Market Fund(1)(b)(wa)

132,197,607	2,256,006,604	2,301,851,514	(69,451)	35,543	86,318,789	86,379,255	142,118	(2)

$174,744,734	$2,420,929,553	$2,509,321,590	$(69,451)	$35,543	$86,318,789		$146,342

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

36

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended November 30, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $2,971,793 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2022, the tax character of dividends paid by the Fund were $40,553,615 of ordinary income and $507,445,348 of long-term capital gains. For the year ended November 30, 2021, the tax character of dividends paid by the Fund were $41,695,349 of ordinary income $382,101,217 of long-term capital gains.

As of November 30, 2022, the accumulated undistributed earnings on a tax basis was $26,788,268 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,261,074,446	$577,178,538	$(78,421,499)	$498,757,039

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The Fund elected to treat post-October capital losses of approximately $17,302,000 and certain late-year ordinary income losses of approximately $2,193,000 as having been incurred in the following fiscal year (November 30, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or

PGIM Jennison Health Sciences Fund    37

Notes to Financial Statements (continued)

more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 515,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	75,000,000
B	10,000,000
C	30,000,000
R	50,000,000
Z	150,000,000
T	70,000,000
R6	130,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	8,931	0.1%

R	205,503	92.8

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	6	59.3

38

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2022:
Shares sold	982,340	$34,450,186
Shares issued in reinvestment of dividends and distributions	6,390,043	240,840,737
Shares purchased	(4,829,295)	(167,194,021)
Net increase (decrease) in shares outstanding before conversion	2,543,088	108,096,902
Shares issued upon conversion from other share class(es)	174,855	6,142,815
Shares purchased upon conversion into other share class(es)	(294,963)	(9,972,681)
Net increase (decrease) in shares outstanding	2,422,980	$104,267,036

Year ended November 30, 2021:
Shares sold	984,041	$50,994,319
Shares issued in reinvestment of dividends and distributions	3,508,407	174,087,174
Shares purchased	(2,495,963)	(129,357,342)
Net increase (decrease) in shares outstanding before conversion	1,996,485	95,724,151
Shares issued upon conversion from other share class(es)	704,400	37,452,139
Shares purchased upon conversion into other share class(es)	(232,408)	(12,217,069)
Net increase (decrease) in shares outstanding	2,468,477	$120,959,221

Class C
Year ended November 30, 2022:
Shares sold	191,572	$3,401,881
Shares issued in reinvestment of dividends and distributions	495,508	9,375,017
Shares purchased	(277,260)	(5,096,189)
Net increase (decrease) in shares outstanding before conversion	409,820	7,680,709
Shares purchased upon conversion into other share class(es)	(112,124)	(2,009,056)
Net increase (decrease) in shares outstanding	297,696	$5,671,653

Year ended November 30, 2021:
Shares sold	276,491	$9,350,829
Shares issued in reinvestment of dividends and distributions	383,834	12,228,955
Shares purchased	(138,577)	(4,634,135)
Net increase (decrease) in shares outstanding before conversion	521,748	16,945,649
Shares purchased upon conversion into other share class(es)	(870,678)	(29,854,740)
Net increase (decrease) in shares outstanding	(348,930)	$(12,909,091)

Class R
Year ended November 30, 2022:
Shares sold	21,347	$672,516
Shares issued in reinvestment of dividends and distributions	76,979	2,740,458
Shares purchased	(75,885)	(2,465,872)
Net increase (decrease) in shares outstanding	22,441	$947,102

PGIM Jennison Health Sciences Fund    39

Notes to Financial Statements (continued)

Share Class	Shares	Amount
Year ended November 30, 2021:
Shares sold	35,224	$1,763,549
Shares issued in reinvestment of dividends and distributions	45,917	2,193,004
Shares purchased	(68,235)	(3,352,590)
Net increase (decrease) in shares outstanding	12,906	$603,963

Class Z
Year ended November 30, 2022:
Shares sold	4,978,685	$209,738,526
Shares issued in reinvestment of dividends and distributions	4,972,061	228,366,770
Shares purchased	(8,806,012)	(377,912,802)
Net increase (decrease) in shares outstanding before conversion	1,144,734	60,192,494
Shares issued upon conversion from other share class(es)	252,428	10,402,793
Shares purchased upon conversion into other share class(es)	(115,833)	(4,919,063)
Net increase (decrease) in shares outstanding	1,281,329	$65,676,224

Year ended November 30, 2021:
Shares sold	4,005,657	$242,012,993
Shares issued in reinvestment of dividends and distributions	3,459,204	198,419,938
Shares purchased	(5,847,766)	(348,265,291)
Net increase (decrease) in shares outstanding before conversion	1,617,095	92,167,640
Shares issued upon conversion from other share class(es)	213,937	13,001,022
Shares purchased upon conversion into other share class(es)	(1,811,856)	(104,765,673)
Net increase (decrease) in shares outstanding	19,176	$402,989

Class R6
Year ended November 30, 2022:
Shares sold	493,857	$20,650,704
Shares issued in reinvestment of dividends and distributions	573,292	26,509,010
Shares purchased	(945,224)	(39,309,317)
Net increase (decrease) in shares outstanding before conversion	121,925	7,850,397
Shares issued upon conversion from other share class(es)	8,657	355,192
Net increase (decrease) in shares outstanding	130,582	$8,205,589

Year ended November 30, 2021:
Shares sold	394,151	$23,979,072
Shares issued in reinvestment of dividends and distributions	57,433	3,308,694
Shares purchased	(497,907)	(30,847,488)
Net increase (decrease) in shares outstanding before conversion	(46,323)	(3,559,722)
Shares issued upon conversion from other share class(es)	1,670,458	96,675,844
Shares purchased upon conversion into other share class(es)	(4,742)	(291,523)
Net increase (decrease) in shares outstanding	1,619,393	$92,824,599

40

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 –9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2022. The average daily balance for the 12 days that the Fund had loans outstanding during the period was approximately $3,644,333, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $10,826,000. At November 30, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below.For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

PGIM Jennison Health Sciences Fund    41

Notes to Financial Statements (continued)

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

42

Health Sciences Sector Risk: Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices, procedures and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Health sciences companies are affected by patent considerations, intense competition, pricing pressure, rapid technology change and obsolescence, changes in the demand for and costs of medical products and services, regulatory requirements of various federal and state agencies, product liability claims and other market developments. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Fund’s prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

PGIM Jennison Health Sciences Fund    43

Notes to Financial Statements (continued)

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which

44

the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

PGIM Jennison Health Sciences Fund    45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Health Sciences Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Health Sciences Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the three years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Tax Information (unaudited)

We are advising you that during the year ended November 30, 2022, the Fund reports the maximum amount allowed per share but not less than $13.08 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2022, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Health Sciences Fund	25.07%	21.49%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2022.

PGIM Jennison Health Sciences Fund    47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Health Sciences Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements  (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile
●	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods and underperformed over the one-year period.

●	The Board also noted that the Fund outperformed its peer group for the one-, three-, five- and ten-year periods ended March 31, 2022.

Visit our website at pgim.com/investments

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses for Class R6 shares to exceed 0.82% through March 31, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Health Sciences Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Health Sciences Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PHLAX	PHLCX	PJHRX	PHSZX	PHLQX

CUSIP	74441P502	74441P700	74441P791	74441P866	74441P775

MF188E3

PGIM JENNISON UTILITY FUND

ANNUAL REPORT

NOVEMBER 30, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve (the Fed) and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks fell sharply for most of 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. However, they began rallying in October on optimism that the Fed might slow the pace of future rate hikes. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts as well as stocks in international developed and emerging markets.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Utility Fund

January 13, 2023

PGIM Jennison Utility Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	4.08	7.66	10.31	—

(without sales charges)	10.14	8.88	10.94	—

Class C

(with sales charges)	8.24	8.06	10.13	—

(without sales charges)	9.19	8.06	10.13	—

Class R

(without sales charges)	9.81	8.58	10.67	—

Class Z

(without sales charges)	10.40	9.23	11.28	—

Class R6

(without sales charges)	10.49	N/A	N/A	10.67 (01/26/2018)

S&P 500 Utilities Index

	11.94	8.31	11.15	—

S&P 500 Index

	-9.21	10.97	13.33	—

Average Annual Total Returns as of 11/30/22 Since Inception (%)

Class R6 (01/26/2018)

S&P 500 Utilities Index	10.75

S&P 500 Index	9.85

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Utilities Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2012) and the account values at the end of the current fiscal year (November 30, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Utility Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 500 Utilities Index*—The S&P 500 Utilities Index is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Utilities Index and the S&P 500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/22

Ten Largest Holdings	Line of Business	% of Net Assets

NextEra Energy, Inc.	Electric Utilities	11.2%

Cheniere Energy, Inc.	Oil & Gas Storage & Transportation	5.8%

Constellation Energy Corp.	Electric Utilities	5.4%

CenterPoint Energy, Inc.	Multi-Utilities	5.2%

PG&E Corp.	Electric Utilities	5.0%

Sempra Energy	Multi-Utilities	4.6%

Exelon Corp.	Electric Utilities	4.0%

Ameren Corp.	Multi-Utilities	3.9%

NextEra Energy Partners LP	Renewable Electricity	3.8%

CMS Energy Corp.	Multi-Utilities	3.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Utility Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Utility Fund’s Class Z shares returned 10.40% in the 12-month reporting period that ended November 30, 2022, underperforming the 11.94% return of the S&P 500 Utilities Index (the Index).

What were the market conditions?

●

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

Many global equity markets closed out 2021 at all-time highs. However, rapidly rising inflation spurred the US Federal Reserve (the Fed) to pivot to a tightening stance late in the year, leading to a spike in US Treasury yields and a general repricing of risk.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe.

●

Broadly speaking, cyclicals and defensives outperformed the S&P 500 Index and advanced during the period, led by a very wide margin by energy, followed by defensive sectors, such as consumer staples and utilities.

●

Utilities benefited from a flight to safety in response to fears of the Omicron variant of the COVID-19 virus in late-2021 and geopolitical uncertainties arising from Russia’s invasion of Ukraine in early 2022. Despite period headwinds from inflation and rising rates, by the end of the second quarter of 2022, utilities had shifted from being the worst-performing sector in the S&P 500 Index on a trailing two-year basis to being one of the strongest-performing S&P 500 sectors.

●

Within the S&P 500 Utilities Index, the smaller segments of gas utilities and independent power producers advanced the most, almost doubling the return of the largest segments of electric and multi-utilities during the period. Water utilities, also a relatively small part of the Index, was the only segment with a negative return during the period.

What worked?

●

Relative to the Index, the Fund’s modest, but important, allocation to midstream energy (primarily focused on natural gas) was the largest driver of outperformance. Cheniere Energy Inc. and Targa Resources Corp. were among the top contributors for the reporting period.

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●	The Fund also benefited from its electric utilities holdings, via both underweight allocation and strong stock selection. Constellation Energy Corp. and PG&E Corp. were among the top contributors.

What didn’t work?

●

An out-of-Index allocation to renewables was the primary detractor from the Fund’s relative returns during the reporting period, along with another out-of-Index allocation to communications infrastructure. Fluence Energy Inc., EDP Renovaveis S.A., and China Longyuan Power Group Corporation Ltd. were some of the renewables that weighed on performance. Cellnex Telecom S.A. and SBA Communications Corp. were the biggest drags on performance within communications infrastructure.

●

Poor stock selection within multi-utilities also undermined relative returns, with Dominion Energy Inc. and Veolia Environnement S.A. two of the largest detractors. Lack of exposure to gas utilities diminished returns as well, albeit modestly.

●	Fluence Energy, EDP Renovaveis, SBA Communications, and Veolia Environnement were eliminated from the portfolio during the period.

Current outlook

●

As mentioned above, the tide turned for the utilities sector during the reporting period, with the group reversing what had been years of relative underperformance. While inflation is a factor for the sector, utilities have shown that they are able to manage the impact of inflationary pressures with efficiency gains, as evidenced by recent earnings results. Utility valuations have become more attractive, particularly given current, volatile market conditions and increasing investor concerns regarding the potential for recession.

●

Utility fundamentals are healthy, with Jennison projecting the sector will generate mid-high-single-digit earnings growth with commensurate dividend growth, supported by highly visible capital expenditure trajectories and improving regulatory regimes. In particular, utilities appear well positioned to capitalize on the clean energy transition. The quest for cleaner power sources is driving demand for renewable energy, and the subsequent grid infrastructure investment needed to modernize aging networks and absorb the intermittent nature of renewable generation should drive growth in the sector for the foreseeable future.

●

From an overall positioning standpoint, Jennison favors utilities with solid and sustainable dividend yields and above-average projected earnings and/or dividend growth, operating in constructive regulatory environments that support timely and attractive returns on capital deployed. Jennison continues to seek out companies that can mitigate customer bill impacts by focusing on operating efficiencies, versus the common strategy of serial rate-increase requests. Regarding renewable energy, Jennison believes that project setbacks due to supply-chain disruptions or regulatory permitting issues are not major obstacles to long-term shareholder return. In Jennison’s view, “energy transition” investment is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy, driven

PGIM Jennison Utility Fund    9

Strategy and Performance Overview* (continued)

by continued technological advancement, and (2) increasing public policy support, driven by concerns over greenhouse gas emissions, energy security, and, most recently, job creation. In Jennison’s opinion, the many decarbonization-related financial incentives included in the recently passed Inflation Reduction Act of 2022 have made the US the most attractive market for renewable energy development in the world and will likely accelerate energy transition within the US. Additionally, Jennison believes that ESG factors appear likely to be more influential in determining investment outcomes over time.

●

In midstream infrastructure, many large, diversified companies reported earnings and revenues well above expectations. The group remains fundamentally strong, and sentiment within the overall energy sector continues to improve. Russia’s invasion of Ukraine has exacerbated supply & demand imbalances and highlighted the importance of energy-supply security, driving the entire energy sector higher. Midstream—as the prime segment with exposure to the export of natural gas—has experienced a tailwind as well. This, coupled with the segment’s continued capital discipline, has led Jennison to selectively increase the Fund’s exposure to midstream companies with assets likely to benefit from strong domestic demand for natural gas and global demand for US-sourced liquefied natural gas (LNG). In Jennison’s view, midstream companies with strong balance sheets, integrated asset systems with multiple touchpoints across the energy-value chain, and strong ESG metrics are likely to continue to fare well going forward.

●

Regarding communications infrastructure, Jennison continues to favor wireless towers, given their recession-resistant business models (including inflation-adjusted revenues), which are likely to benefit from expanded, carrier-funded 5G network deployment. In Europe, Jennison continues to see compelling growth potential through mergers and acquisitions in the independent tower sector as a complement to the organic, secular growth opportunity.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Utility Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Utility Fund		Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,010.20	0.84%	$4.23

	Hypothetical	$1,000.00	$1,020.86	0.84%	$4.26

Class C	Actual	$1,000.00	$1,005.70	1.61%	$8.10

	Hypothetical	$1,000.00	$1,017.00	1.61%	$8.14

Class R	Actual	$1,000.00	$1,008.80	1.10%	$5.54

	Hypothetical	$1,000.00	$1,019.55	1.10%	$5.57

Class Z	Actual	$1,000.00	$1,011.70	0.55%	$2.77

	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

Class R6	Actual	$1,000.00	$1,011.50	0.46%	$2.32

	Hypothetical	$1,000.00	$1,022.76	0.46%	$2.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2022, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of November 30, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS 98.1%

Electric Utilities 46.2%

Alliant Energy Corp.	601,333	$33,855,048
American Electric Power Co., Inc.	1,056,876	102,305,597
Constellation Energy Corp.(a)	2,043,589	196,429,775
Edison International(a)	1,144,618	76,300,236
Entergy Corp.	971,118	112,911,890
Evergy, Inc.	306,069	18,122,345
Eversource Energy	888,083	73,586,557
Exelon Corp.(a)	3,493,845	144,540,368
FirstEnergy Corp.(a)	1,145,734	47,250,070
NextEra Energy, Inc.	4,815,050	407,834,735
OGE Energy Corp.	982,521	39,752,800
PG&E Corp.*(a)	11,491,084	180,410,019
PNM Resources, Inc.	392,530	19,233,970
PPL Corp.	3,107,973	91,747,363
Southern Co. (The)	540,065	36,529,997
Xcel Energy, Inc.	1,331,125	93,471,597

		1,674,282,367

Independent Power Producers & Energy Traders 4.9%

AES Corp. (The)	2,049,136	59,261,012
RWE AG (Germany)	1,897,875	83,546,340
Vistra Corp.	1,474,536	35,875,461

		178,682,813

Integrated Telecommunication Services 0.5%

Cellnex Telecom SA (Spain), 144A	504,470	17,347,990

Multi-Utilities 29.4%

Ameren Corp.	1,583,635	141,450,278
CenterPoint Energy, Inc.	6,086,232	189,342,678
Centrica PLC (United Kingdom)	85,170,980	98,323,475
CMS Energy Corp.(a)	2,145,890	131,049,502
Dominion Energy, Inc.	592,492	36,207,186
DTE Energy Co.	1,007,444	116,873,579
Engie SA (France)	3,626,616	55,131,067
NiSource, Inc.	3,554,029	99,299,570
Public Service Enterprise Group, Inc.	565,229	34,224,616
Sempra Energy	999,603	166,124,023

		1,068,025,974

See Notes to Financial Statements.

PGIM Jennison Utility Fund    13

Schedule of Investments   (continued)

as of November 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Oil & Gas Storage & Transportation 11.1%

Cheniere Energy, Inc.	1,195,640	$209,667,430
Energy Transfer LP	4,053,443	50,830,175
Equitrans Midstream Corp.(a)	3,918,441	32,875,720
Targa Resources Corp.	1,215,114	90,392,331
Williams Cos., Inc. (The)	533,296	18,505,371

		402,271,027

Renewable Electricity 5.1%

China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	8,972,233	11,065,522
Clearway Energy, Inc. (Class C Stock)	1,058,403	37,509,802
NextEra Energy Partners LP	1,714,410	137,992,861

		186,568,185

Semiconductor Equipment 0.9%

Enphase Energy, Inc.*	105,916	33,955,611

TOTAL COMMON STOCKS (cost $2,318,686,212)		3,561,133,967

PREFERRED STOCK 0.9%

Independent Power Producers & Energy Traders

AES Corp. (The), CVT, 6.875%, Maturing 02/15/24 (cost $30,548,400)	305,484	31,364,042

TOTAL LONG-TERM INVESTMENTS (cost $2,349,234,612)		3,592,498,009

See Notes to Financial Statements.

14

Description	Shares	Value

SHORT-TERM INVESTMENTS 2.9%

AFFILIATED MUTUAL FUND 1.7%
PGIM Institutional Money Market Fund (cost $61,739,608; includes $61,410,652 of cash collateral for securities on loan)(b)(wa)	61,796,785	$61,753,527

UNAFFILIATED FUND 1.2%
Dreyfus Government Cash Management (Institutional Shares) (cost $44,623,842)	44,623,842	44,623,842

TOTAL SHORT-TERM INVESTMENTS (cost $106,363,450)		106,377,369

TOTAL INVESTMENTS 101.9% (cost $2,455,598,062)		3,698,875,378
Liabilities in excess of other assets (1.9)%		(70,618,769)

NET ASSETS 100.0%		$3,628,256,609

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CVT — Convertible Security

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,861,366; cash collateral of $61,410,652 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Utility Fund    15

Schedule of Investments   (continued)

as of November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Electric Utilities	$1,674,282,367	$—	$—
Independent Power Producers & Energy Traders	95,136,473	83,546,340	—
Integrated Telecommunication Services	—	17,347,990	—
Multi-Utilities	914,571,432	153,454,542	—
Oil & Gas Storage & Transportation	402,271,027	—	—
Renewable Electricity	175,502,663	11,065,522	—
Semiconductor Equipment	33,955,611	—	—
Preferred Stock
Independent Power Producers & Energy Traders	31,364,042	—	—
Short-Term Investments
Affiliated Mutual Fund	61,753,527	—	—
Unaffiliated Fund	44,623,842	—	—

Total	$3,433,460,984	$265,414,394	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2022 were as follows:

Electric Utilities	46.2%
Multi-Utilities	29.4
Oil & Gas Storage & Transportation	11.1
Independent Power Producers & Energy Traders	5.8
Renewable Electricity	5.1
Affiliated Mutual Fund (1.7% represents investments purchased with collateral from securities on loan)	1.7
Unaffiliated Fund	1.2

Semiconductor Equipment	0.9%
Integrated Telecommunication Services	0.5

101.9
Liabilities in excess of other assets	(1.9)

100.0%

See Notes to Financial Statements.

16

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$61,861,366	$(61,410,652)	$450,714

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Utility Fund    17

Statement of Assets and Liabilities

as of November 30, 2022

Assets

Investments at value, including securities on loan of $61,861,366:
Unaffiliated investments (cost $2,393,858,454)	$3,637,121,851
Affiliated investments (cost $61,739,608)	61,753,527
Receivable for investments sold	17,484,271
Dividends receivable	8,912,394
Receivable for Fund shares sold	3,319,324
Tax reclaim receivable	1,104,257
Prepaid expenses	22,750

Total Assets	3,729,718,374

Liabilities

Payable to broker for collateral for securities on loan	61,410,652
Payable for investments purchased	26,986,833
Payable for Fund shares purchased	10,084,338
Management fee payable	1,202,358
Accrued expenses and other liabilities	862,445
Distribution fee payable	783,171
Affiliated transfer agent fee payable	123,868
Directors’ fees payable	8,100

Total Liabilities	101,461,765

Net Assets	$3,628,256,609

Net assets were comprised of:
Common stock, at par	$2,224,128
Paid-in capital in excess of par	2,158,532,736
Total distributable earnings (loss)	1,467,499,745

Net assets, November 30, 2022	$3,628,256,609

See Notes to Financial Statements.

18

Class A

Net asset value and redemption price per share, ($2,954,063,412 ÷ 181,163,879 shares of common stock issued and outstanding)	$16.31
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price to public	$17.26

Class C

Net asset value, offering price and redemption price per share, ($58,805,792 ÷ 3,633,597 shares of common stock issued and outstanding)	$16.18

Class R

Net asset value, offering price and redemption price per share, ($97,482,489 ÷ 5,985,441 shares of common stock issued and outstanding)	$16.29

Class Z

Net asset value, offering price and redemption price per share, ($466,549,958 ÷ 28,489,339 shares of common stock issued and outstanding)	$16.38

Class R6

Net asset value, offering price and redemption price per share, ($51,354,958 ÷ 3,140,531 shares of common stock issued and outstanding)	$16.35

See Notes to Financial Statements.

PGIM Jennison Utility Fund    19

Statement of Operations

Year Ended November 30, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $550,673 foreign withholding tax)	$76,755,798
Income from securities lending, net (including affiliated income of $92,990)	97,031
Affiliated dividend income	3,397

Total income	76,856,226

Expenses
Management fee	14,753,339
Distribution fee(a)	9,993,079
Transfer agent’s fees and expenses (including affiliated expense of $1,489,180)(a)	3,436,558
Custodian and accounting fees	216,251
Shareholders’ reports	131,727
Registration fees(a)	109,439
Directors’ fees	47,924
Legal fees and expenses	41,710
Audit fee	23,800
Miscellaneous	74,894

Total expenses	28,828,721
Less: Distribution fee waiver(a)	(224,348)

Net expenses	28,604,373

Net investment income (loss)	48,251,853

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(28,255))	221,605,016
Foreign currency transactions	(617,229)

220,987,787

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,797)	62,620,264
Foreign currencies	(71,803)

62,548,461

Net gain (loss) on investment and foreign currency transactions	283,536,248

Net Increase (Decrease) In Net Assets Resulting From Operations	$331,788,101

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	8,753,355	566,679	673,045	—	—
Transfer agent’s fees and expenses	2,800,531	76,909	136,749	418,820	3,549
Registration fees	29,956	16,671	8,060	41,685	13,067
Distribution fee waiver	—	—	(224,348)	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended November 30,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$48,251,853	$36,145,455
Net realized gain (loss) on investment and foreign currency transactions	220,987,787	412,736,668
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	62,548,461	(171,190,828)

Net increase (decrease) in net assets resulting from operations	331,788,101	277,691,295

Dividends and Distributions

Distributions from distributable earnings
Class A	(387,710,979)	(51,239,984)
Class C	(7,042,810)	(663,920)
Class R	(11,153,927)	(1,244,722)
Class Z	(44,443,149)	(6,639,310)
Class R6	(9,394,601)	(469,477)

	(459,745,466)	(60,257,413)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	438,497,808	184,829,668
Net asset value of shares issued in reinvestment of dividends and distributions	443,508,921	57,719,273
Cost of shares purchased	(534,670,546)	(401,021,149)

Net increase (decrease) in net assets from Fund share transactions	347,336,183	(158,472,208)

Total increase (decrease)	219,378,818	58,961,674

Net Assets:

Beginning of year	3,408,877,791	3,349,916,117

End of year	$3,628,256,609	$3,408,877,791

See Notes to Financial Statements.

PGIM Jennison Utility Fund    21

Financial Highlights

Class A Shares

	Year Ended November 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.01	$15.97	$15.72	$14.60	$15.06
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.17	0.24	0.28	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	1.16	0.86	2.02	(0.12)
Total from investment operations	1.58	1.33	1.10	2.30	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.23)	(0.29)	(0.30)
Distributions from net realized gains	(2.06)	(0.08)	(0.62)	(0.89)	(0.33)
Total dividends and distributions	(2.28)	(0.29)	(0.85)	(1.18)	(0.63)
Net asset value, end of year	$16.31	$17.01	$15.97	$15.72	$14.60
Total Return(b):	10.14%	8.46%	7.47%	17.53%	1.42%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,954	$2,888	$2,878	$2,908	$2,644
Average net assets (in millions)	$2,918	$2,895	$2,815	$2,787	$2,626
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.83%	0.82%	0.83%	0.84%	0.83%
Expenses before waivers and/or expense reimbursement	0.83%	0.82%	0.83%	0.84%	0.83%
Net investment income (loss)	1.35%	1.06%	1.61%	1.92%	2.10%
Portfolio turnover rate(d)	56%	38%	28%	31%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class C Shares

	Year Ended November 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.92	$15.89	$15.63	$14.53	$14.99
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.05	0.13	0.17	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.34	1.16	0.87	2.00	(0.12)
Total from investment operations	1.43	1.21	1.00	2.17	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.12)	(0.18)	(0.20)
Distributions from net realized gains	(2.06)	(0.08)	(0.62)	(0.89)	(0.33)
Total dividends and distributions	(2.17)	(0.18)	(0.74)	(1.07)	(0.53)
Net asset value, end of year	$16.18	$16.92	$15.89	$15.63	$14.53
Total Return(b):	9.19%	7.72%	6.71%	16.59%	0.67%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$59	$55	$61	$68	$94
Average net assets (in millions)	$57	$56	$63	$77	$98
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.59%	1.59%	1.59%	1.57%
Expenses before waivers and/or expense reimbursement	1.60%	1.59%	1.59%	1.59%	1.57%
Net investment income (loss)	0.58%	0.31%	0.87%	1.15%	1.37%
Portfolio turnover rate(d)	56%	38%	28%	31%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund    23

Financial Highlights (continued)

Class R Shares

	Year Ended November 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.00	$15.95	$15.70	$14.59	$15.05
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.13	0.20	0.24	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.36	1.16	0.86	2.01	(0.12)
Total from investment operations	1.53	1.29	1.06	2.25	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.19)	(0.25)	(0.26)
Distributions from net realized gains	(2.06)	(0.08)	(0.62)	(0.89)	(0.33)
Total dividends and distributions	(2.24)	(0.24)	(0.81)	(1.14)	(0.59)
Net asset value, end of year	$16.29	$17.00	$15.95	$15.70	$14.59
Total Return(b):	9.81%	8.24%	7.14%	17.23%	1.15%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$97	$84	$82	$89	$77
Average net assets (in millions)	$90	$84	$84	$83	$79
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.09%	1.10%	1.11%	1.11%	1.11%
Expenses before waivers and/or expense reimbursement	1.34%	1.35%	1.36%	1.36%	1.36%
Net investment income (loss)	1.05%	0.78%	1.34%	1.64%	1.82%
Portfolio turnover rate(d)	56%	38%	28%	31%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class Z Shares

	Year Ended November 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.08	$16.02	$15.74	$14.62	$15.08
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.22	0.28	0.32	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	1.17	0.89	2.02	(0.12)
Total from investment operations	1.62	1.39	1.17	2.34	0.21
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.27)	(0.33)	(0.34)
Distributions from net realized gains	(2.06)	(0.08)	(0.62)	(0.89)	(0.33)
Total dividends and distributions	(2.32)	(0.33)	(0.89)	(1.22)	(0.67)
Net asset value, end of year	$16.38	$17.08	$16.02	$15.74	$14.62
Total Return(b):	10.40%	8.84%	7.96%	17.83%	1.70%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$467	$314	$323	$313	$227
Average net assets (in millions)	$402	$325	$308	$271	$229
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.55%	0.56%	0.57%	0.56%	0.56%
Expenses before waivers and/or expense reimbursement	0.55%	0.56%	0.57%	0.56%	0.56%
Net investment income (loss)	1.59%	1.32%	1.85%	2.18%	2.37%
Portfolio turnover rate(d)	56%	38%	28%	31%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund    25

Financial Highlights (continued)

Class R6 Shares

	Year Ended November 30,				January 26, 2018(a) through November 30, 2018
	2022	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.05	$16.00	$15.75	$14.62	$13.96
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.21	0.28	0.33	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.34	1.18	0.87	2.03	0.73
Total from investment operations	1.63	1.39	1.15	2.36	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.28)	(0.34)	(0.28)
Distributions from net realized gains	(2.06)	(0.08)	(0.62)	(0.89)	-
Total dividends and distributions	(2.33)	(0.34)	(0.90)	(1.23)	(0.28)
Net asset value, end of period	$16.35	$17.05	$16.00	$15.75	$14.62
Total Return(c):	10.49%	8.85%	7.81%	17.94%	6.87%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$51	$66	$6	$3	$1
Average net assets (in millions)	$71	$38	$4	$3	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.46%	0.48%	0.52%	0.52%	0.52	%(e)
Expenses before waivers and/or expense reimbursement	0.46%	0.48%	0.63%	1.38%	4.18	%(e)
Net investment income (loss)	1.80%	1.21%	1.83%	2.24%	1.74	%(e)
Portfolio turnover rate(f)	56%	38%	28%	31%	39%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Notes to Financial Statements

1.	Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Utility Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the“Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Utility Fund    27

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

28

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Utility Fund    29

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative

30

proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Quarterly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

PGIM Jennison Utility Fund    31

Notes to Financial Statements (continued)

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.60% to $250 million of average daily net assets;	0.42%

0.50% on next $500 million of average daily net assets:

0.45% on next $750 million of average daily net assets;

0.40% on next $500 million of average daily net assets;

0.35% on next $2 billion of average daily net assets;

0.325% on next $2 billion of average daily net assets;

0.30% over $6 billion of average daily net assets.

The Manager has contractually agreed, through March 31, 2024, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	—%

C	—

R	—

Z	—

R6	0.52

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for

32

distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through March 31, 2024 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended November 30, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$1,246,742	$2,476

C	—	5,736

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities

PGIM Jennison Utility Fund    33

Notes to Financial Statements (continued)

lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$1,962,642,447	$2,002,174,604

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$30,414,705	$ 76,620,317	$ 107,035,022	$ —	$ —	$ —	—	$ 3,397

PGIM Institutional Money Market Fund(1)(b)(wa)

52,991,554	1,624,687,992	1,615,912,561	14,797	(28,255)	61,753,527	61,796,785	92,990(2)

$83,406,259	$1,701,308,309	$1,722,947,583	$14,797	$(28,255)	$61,753,527		$96,387

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

34

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended November 30, 2022, the tax character of dividends paid by the Fund were $69,836,892 of ordinary income and $389,908,574 of long-term capital gains. For the year ended November 30, 2021, the tax character of dividends paid by the Fund were $42,527,766 of ordinary income and $17,729,647 of long-term capital gains.

As of November 30, 2022, the accumulated undistributed earnings on a tax basis were $3,944,571 of ordinary income and $230,663,651 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$2,465,983,855	$1,249,888,312	$(16,996,789)	$1,232,891,523

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and return of capital.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

PGIM Jennison Utility Fund    35

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 1,085,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	500,000,000

B	10,000,000

C	75,000,000

R	75,000,000

Z	100,000,000

T	250,000,000

R6	75,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	162,243	0.1%

C	175	0.1

R	466,099	7.8

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	2	24.3

36

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2022:
Shares sold	5,746,355	$90,759,313
Shares issued in reinvestment of dividends and distributions	24,173,436	374,717,399
Shares purchased	(18,454,002)	(291,381,612)
Net increase (decrease) in shares outstanding before conversion	11,465,789	174,095,100
Shares issued upon conversion from other share class(es)	715,857	11,331,923
Shares purchased upon conversion into other share class(es)	(789,738)	(12,494,450)
Net increase (decrease) in shares outstanding	11,391,908	$172,932,573

Year ended November 30, 2021:
Shares sold	3,097,365	$50,953,007
Shares issued in reinvestment of dividends and distributions	3,096,943	49,190,325
Shares purchased	(16,538,511)	(271,996,873)
Net increase (decrease) in shares outstanding before conversion	(10,344,203)	(171,853,541)
Shares issued upon conversion from other share class(es)	697,661	11,337,154
Shares purchased upon conversion into other share class(es)	(862,681)	(14,231,213)
Net increase (decrease) in shares outstanding	(10,509,223)	$(174,747,600)

Class C
Year ended November 30, 2022:
Shares sold	975,174	$15,403,974
Shares issued in reinvestment of dividends and distributions	443,227	6,832,604
Shares purchased	(452,608)	(7,050,494)
Net increase (decrease) in shares outstanding before conversion	965,793	15,186,084
Shares purchased upon conversion into other share class(es)	(600,756)	(9,459,963)
Net increase (decrease) in shares outstanding	365,037	$5,726,121

Year ended November 30, 2021:
Shares sold	591,018	$9,664,009
Shares issued in reinvestment of dividends and distributions	41,161	647,028
Shares purchased	(545,528)	(8,901,013)
Net increase (decrease) in shares outstanding before conversion	86,651	1,410,024
Shares purchased upon conversion into other share class(es)	(665,059)	(10,731,094)
Net increase (decrease) in shares outstanding	(578,408)	$(9,321,070)

Class R
Year ended November 30, 2022:
Shares sold	1,170,948	$18,505,768
Shares issued in reinvestment of dividends and distributions	719,969	11,153,927
Shares purchased	(871,606)	(13,714,984)
Net increase (decrease) in shares outstanding	1,019,311	$15,944,711

PGIM Jennison Utility Fund    37

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended November 30, 2021:
Shares sold	472,730	$7,715,346
Shares issued in reinvestment of dividends and distributions	78,564	1,244,722
Shares purchased	(711,556)	(11,670,012)
Net increase (decrease) in shares outstanding	(160,262)	$(2,709,944)

Class Z
Year ended November 30, 2022:
Shares sold	17,557,481	$281,153,407
Shares issued in reinvestment of dividends and distributions	2,664,495	41,414,505
Shares purchased	(10,761,656)	(168,140,958)
Net increase (decrease) in shares outstanding before conversion	9,460,320	154,426,954
Shares issued upon conversion from other share class(es)	768,684	12,219,452
Shares purchased upon conversion into other share class(es)	(150,012)	(2,368,522)
Net increase (decrease) in shares outstanding	10,078,992	$164,277,884

Year ended November 30, 2021:
Shares sold	6,470,240	$104,987,628
Shares issued in reinvestment of dividends and distributions	387,169	6,167,721
Shares purchased	(5,988,622)	(97,988,596)
Net increase (decrease) in shares outstanding before conversion	868,787	13,166,753
Shares issued upon conversion from other share class(es)	888,008	14,697,821
Shares purchased upon conversion into other share class(es)	(3,497,586)	(58,415,097)
Net increase (decrease) in shares outstanding	(1,740,791)	$(30,550,523)

Class R6
Year ended November 30, 2022:
Shares sold	2,054,694	$32,675,346
Shares issued in reinvestment of dividends and distributions	604,678	9,390,486
Shares purchased	(3,461,046)	(54,382,498)
Net increase (decrease) in shares outstanding before conversion	(801,674)	(12,316,666)
Shares issued upon conversion from other share class(es)	49,185	771,802
Shares purchased upon conversion into other share class(es)	(17)	(242)
Net increase (decrease) in shares outstanding	(752,506)	$(11,545,106)

Year ended November 30, 2021:
Shares sold	689,731	$11,509,678
Shares issued in reinvestment of dividends and distributions	28,425	469,477
Shares purchased	(620,987)	(10,464,655)
Net increase (decrease) in shares outstanding before conversion	97,169	1,514,500
Shares issued upon conversion from other share class(es)	3,437,758	57,342,429
Net increase (decrease) in shares outstanding	3,534,927	$58,856,929

38

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2022.The average daily balance for the 7 days that the Fund had loans outstanding during the period was approximately $12,372,000, borrowed at a weighted average interest rate of 1.34%. The maximum loan outstanding amount during the period was $19,706,000. At November 30, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

PGIM Jennison Utility Fund    39

Notes to Financial Statements (continued)

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

40

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Fund’s prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

PGIM Jennison Utility Fund    41

Notes to Financial Statements (continued)

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

42

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Utility Sector Risk: The Fund is subject to risks of the utility industry, such as changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest and exchange rate fluctuations, liabilities for environmental damage and changes in the cost of providing specific utility services, due to its concentration in utility securities. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies. As a sector fund, the Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance indexes.

PGIM Jennison Utility Fund    43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Utility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Utility Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the three years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 17, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2022, the Fund reports the maximum amount allowed per share, but not less than $1.95 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2022, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Utility Fund	96.51%	88.22%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

PGIM Jennison Utility Fund    45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Utility Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Utility Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Utility Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten- year periods and underperformed over the one-year period.

●

The Board also noted that the Fund outperformed its peer group for the year-to-date, one-, three-, five- and ten-year periods ended March 31, 2022 and outperformed its benchmark index for the three-, five- and ten-year periods ended March 31, 2022.

Visit our website at pgim.com/investments

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 0.52% for Class R6 shares through March 31, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Utility Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Utility Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON UTILITY FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PRUAX	PCUFX	JDURX	PRUZX	PRUQX

CUSIP	74441P858	74441P833	74441P825	74441P817	74441P726

MF105E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2022 and November 30, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $71,650 and $71,650 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2022 and November 30, 2021: none.

(c) Tax Fees

For the fiscal years ended November 30, 2022 and November 30, 2021: none.

(d) All Other Fees

For the fiscal years ended November 30, 2022 and November 30, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2022 and November 30, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 17, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 17, 2023